As filed with the Securities and Exchange Commission on March 30, 1998

                            Registration No. 33-90888
                                    811-9010
                       SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C  20549

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |_|

                         Pre-Effective Amendment No. |_|
                       Post-Effective Amendment No. 9 |X|

                                       and
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                              Amendment No. 11 |X|


                          TRANSAMERICA INVESTORS, INC.
                           (Exact Name of Registrant)

                     1150 South Olive, Los Angeles, CA 90015
                    (Address of Principal Executive Offices)

               Registrant's Telephone Number, including Area Code:
                                                   (213) 742-2111

Name and Address of Agent for Service:

Reid A. Evers, Esquire
Second Vice President, Assistant General Counsel
Transamerica Occidental Life Insurance Company
1150 South Olive
Los Angeles, CA  90015

                                  Approximate  date  of  proposed  sale  to  the
                      public: As soon as practicable after effectiveness of the Registration Statement.


The Registrant has previously filed a declaration of indefinite registration of its shares pursuant to Rule 24F-2 under the Investment Company Act of 1940. The Form 24F-2 for the year ended December 31, 1997 was filed onMarch 20, 1998.

         It                is proposed  that this filing will become  effective:
                           |X| immediately upon filing pursuant to paragraph (b) |_| on April 29, 1996 pursuant to paragraph (b)
                           |_| 60 days after filing pursuant to paragraph (a)(1) |_| on ________________ pursuant to paragraph (a)(1)
                           |_| 75 days after filing pursuant to paragraph (a)(2) |_| on ________________ pursuant to paragraph(a)(2)
                                    of Rule 485

         If appropriate, check the following box:
                           |_| this  Post-Effective  Amendment  designates a new
            effective date for a previously filed Post-Effective Amendment.

                          TRANSAMERICA INVESTORS, INC.

                       Registration Statement on Form N-1A

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 481(b)

PART A   INFORMATION REQUIRED IN A PROSPECTUS

N-1A Item No.                                        Caption

1.       Cover Page                                           Cover Page

2.       Synopsis                                    Cover Page
                                                              Fund Expenses

3.       Condensed Financial Information             Financial Highlights

4.       General Description of Registrant           Cover Page
                                                              A General Discussion About Risk
                                                              The Funds in Detail
                                                              Organization and Management
                                                              General Information

5.       Management of the Fund                      The Management Team
                                                              Organization and Management
                                                              General Information

5.A.     Management's Discussion of Performance      Financial Highlights
                                                              Investment Adviser's Performance
                                                                 Managing Similar Accounts

6.       Capital Stock and Other Securities          The Management Team
                                                              Dividends and Capital Gains
                                                              What About Taxes?
                                                              General Information

7.       Purchase of Securities Being Offered                 Shareholder Services
                                                              Opening Your Account
                                                              How to Buy Shares
                                                              Other Investor Requirements and
  Services

8.       Redemption or Repurchase                    Shareholder Services
                                                              How to Sell Shares
N-1A Item No.                                        Caption

8.       Redemption or Repurchase (continued)        How to Exchange Shares
                                                              Other Investor Requirements and
                                                                 Services
                                                              Share Price

9.       Pending Legal Proceedings                   General Information



PART B   INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL                    INFORMATION

N-1A Item No.                                        Caption

10.      Cover Page                                           Cover Page

11.      Table of Contents                           Table of Contents

12.      General Information and History             [Not Applicable]

13.      Investment Objectives and Policies          Investment Objectives and Policies
                                                              Investment Restrictions

14.      Management of the Registrant                Management of the Company
                                                              Investment Advisory and Other
  Services

15.      Control Persons and Principal                        Management of the Company
           Holder of Securities

16.      Investment Advisory and Other Practices     Investment Advisory and Other
  Services

17.      Brokerage Allocation and Other Practices    Brokerage Allocation

18.      Capital Stock and Other Securities          Purchase and Redemption of Shares

19.      Purchase, Redemption and Pricing of         Purchase and Redemption of Shares
           Pricing of Securities Being Offered

20.      Tax Status                                           Taxes

21.      Underwriters                                         Management of the Company
N-1A Item No.                                        Caption

22.      Calculation of Performance Data             Performance Information

23.      Financial Statements                                 Financial Statements



PART C            OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

2


Transamerica Premier Funds ---  Investor Shares
Prospectus: March 31, 1998


Transamerica Premier Aggressive Growth Fund Transamerica Premier Small Company Fund Transamerica Premier Equity Fund Transamerica Premier Value Fund Transamerica Premier Index Fund Transamerica Premier Bond Fund Transamerica Premier Balanced Fund Transamerica Premier Cash Reserve Fund


Your Guide
This guide (the "Prospectus") will provide you with helpful insights and details about the Investor Class of shares of the Transamerica Premier Funds (a "Fund" or collectively the "Funds"). It is intended to give you what you need to know before investing. Please read it carefully and save it for future reference.


Transamerica Investors, Inc.

Transamerica Investors, Inc. (the "Company") is an open-end, management investment company offering a number of portfolios, known collectively as the Transamerica Premier Funds. Each Fund is managed separately and has its own investment objective, strategies and policies designed to meet different goals. Each class of each Fund has its own levels of expenses and charges. The minimum initial investment is $1,000 per Fund, or $250 to open an IRA.
See "Minimum Investments" on page 30 for more details.

Additional Information and Assistance
For additional details about the Funds, call 1-800-89-ASK-US (1-800-892-7587), or write to Transamerica Premier Funds, P.O. Box 9232, Boston, Massachusetts 02205-9232. A Statement of Additional Information, which has been filed with the Securities and Exchange Commission (the "SEC"), is available at no charge by calling the above number. The Statement of Additional Information is a part of this Prospectus by reference.

LIKE ALL MUTUAL FUND SHARES, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE TRANSAMERICA PREMIER CASH RESERVE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THIS FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.








Contents


The Funds at a Glance                                         2
Fund Expenses                                                 4
Financial Highlights                                          6
Investment Adviser's Performance Managing
   Similar Accounts                                           8
The Management Team                                           11
The Funds In Detail                                           12
         Transamerica Premier Aggressive Growth Fund          12
         Transamerica Premier Small Company Fund     13
         Transamerica Premier Equity Fund                     14
         Transamerica Premier Value Fund                      15
         Transamerica Premier Index Fund                      17
         Transamerica Premier Bond Fund                       18
         Transamerica Premier Balanced Fund          19
         Transamerica Premier Cash Reserve Fund               21

A General Discussion About Risk                               22
Investment Procedures and Risk Considerations                 23
Shareholder Services                                          28
         Opening Your Account                                 28
         How to Buy Shares                                    29
         How to Sell Shares                                   30
         How to Exchange Shares                               32
         Other Investor Requirements and Services             33

Dividends and Capital Gains                                   34
What About Taxes?                                    35
Share Price                                                   36
Organization and Management                                   36
General Information                                           39



The Funds at a Glance

The Transamerica Premier Funds consist of the following Funds with different investment objectives and risk levels. There is no guarantee that these investment objectives will be met. These brief descriptions will give you a summary of each Fund. A more detailed description for each Fund is in "The Funds in Detail" on page 12. For information on the risks associated with investment in these Funds, see "Investment Procedures and Risk Considerations" on page 23.

Transamerica Premier Aggressive Growth Fund The Fund seeks to maximize long-term growth.

      It invests primarily in common stocks selected for their growth potential resulting from growing franchises protected by high barriers to competition. Under normal market conditions, the Fund will invest at least 90% of its total assets in a non-diversified portfolio of domestic equity securities of any size, which may include securities of larger, more established companies and/or smaller emerging companies selected for their growth potential.

      The Fund is intended for investors who have the perspective, patience, and financial ability to take on above-average stock market volatility in a focused pursuit of long-term capital growth.

      See page 12 for more details.




Transamerica Premier Small Company Fund The Fund seeks to maximize long-term growth.

      It invests primarily in a diversified portfolio of domestic common stocks. Under normal market conditions, at least 65% of the Fund will be invested in companies with smaller market capitalizations (generally, under $1 billion) or annual revenues of no more than $1 billion.

      The Fund is intended for investors who have the perspective, patience, and financial ability to take on above-average stock market volatility in a focused pursuit of long-term capital growth.

      See page 15 for more details.


Transamerica Premier Equity Fund The Fund seeks to maximize long-term growth.
      It invests primarily in common stocks of growth companies that are considered to be premier companies that are under-valued in the stock market.
      The Fund is intended for investors who wish to participate primarily in the common stock markets. Investors should have the perspective, patience, and financial ability to take on above-average stock market volatility in a focused pursuit of long-term capital growth.

      See page 14 for more details.


Transamerica Premier Value Fund
o The Fund seeks to maximize capital appreciation while minimizing the risk of investment principal loss. o It invests primarily in securities of companies that the Investment Adviser believes are "underfollowed" or

     "out-of-favor." The Investment Adviser believes these securities are under-valued relative to the intrinsic or private market value of the firm. The securities in the Fund may include common and preferred stocks, warrants, and corporate debt securities.

o The Fund is intended for investors who wish to participate primarily in the common stock markets. Investors should have the perspective, patience, and financial ability to take on above-average stock market volatility in a focused pursuit of long-term capital growth.

o    See page 15 for more details.


Transamerica Premier Index Fund
      The Fund seeks to track the performance of the Standard & Poor's 500 Composite Stock Price Index, also known as the S&P 500 Index.
      It attempts to reproduce the overall investment characteristics of the S&P 500 Index by using a combination of management techniques. Its stock purchases reflect the S&P 500 Index, but it makes no attempt to forecast general market movements.
      The Fund is intended for investors who wish to participate in the overall growth of the economy, as reflected by the domestic stock market. Investors should have the perspective, patience, and financial ability to take on average stock market volatility in pursuit of long-term capital growth.
      See page 17 for more details.

Transamerica Premier Bond Fund
      The Fund seeks to achieve a high total return (income plus capital changes) from fixed income securities consistent with preservation of principal.
      It invests primarily in a diversified selection of investment grade corporate and government bonds and mortgage-backed securities.
      The Fund is intended for investors who wish to invest in a diversified portfolio of bonds. Investors should have the perspective, patience, and financial ability to take on above-average bond price volatility in pursuit of a high total return produced by income from longer-term securities and capital gains from under-valued bonds.
      See page 18 for more details.



Transamerica Premier Balanced Fund
      The Fund seeks to achieve long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds, and cash (or cash equivalents).
      It invests primarily in a diversified selection of common stocks, bonds, and money market instruments and other short-term debt securities.
      The Fund is intended for investors who wish to participate in both the equity and debt markets, but who wish to leave the allocation of the balance between them to professional management. Investors should have the perspective, patience, and financial ability to take on average market volatility in pursuit of long-term total return that balances capital growth and current income.
      See page 19 for more details.

Transamerica Premier Cash Reserve Fund
      The Fund seeks to maximize current income from money market securities consistent with liquidity and preservation of principal.
      This is a money market fund. It invests primarily in high quality U.S. dollar-denominated money market instruments with remaining maturities of 13 months or less.
      The Fund provides a low risk, relatively low cost way to maximize current income through high-quality money market securities that offer stability of principal and liquidity. This Fund may be a suitable investment for temporary or defensive purposes and may also be appropriate as part of an overall long-term investment strategy.
      See page 21 for more details.

Availability

Investor Shares are available on a no-load basis directly to individuals, companies, Pension and Retirement Savings Programs, and other investors from Transamerica Securities Sales Corporation ("TSSC"), the Distributor. For a listing of applicable Pension and Retirement Savings Programs, see "Pension and Retirement Savings Programs" on page 41.


Institutional Shares are available on a no-load basis directly to institutional investors, and require a minimum initial investment of $250,000. You may obtain an Institutional Shares Prospectus by calling 1-800-89-ASK-US (1-800-892-7587).

This Prospectus provides information about the Investor Shares only.

Fund Expenses

Shareholder Transaction Expenses (as a percentage of offering price)

                             Aggressive  Small                                                  Cash
 Transaction Expense         Growth      Company    Equity  Value  Index    Bond    Balanced Reserve
 Sales Charge on Purchases1  None        None       None    None   None     None    None       None
 Redemption Fee              None        None       None    None   None     None    None       None
 Sales Charge on Reinvested
   Dividends                 None        None       None    None   None     None    None       None
 Exchange Fee                None        None       None    None   None     None    None       None
 Contingent Deferred Sales
   Charge                    None        None       None    None   None     None    None       None






Annual Fund Operating Expenses (as a percent of average net assets)

                                                     Other Expenses    Total Operating
 Transamerica                                        After Waiver and  Expenses After Waiver

 Premier Funds    Adviser Fee2      12b-1 Fee3       Reimbursement4    and Reimbursement5
-----------------------------------------------------------------------------------------
Aggressive Growth    0.85%            0.25%          0.30%                      1.40%
Small Company        0.85%            0.25%          0.30%                      1.40%
Equity               0.85%            0.25%          0.40%                      1.50%
Value                0.75%            0.25%          0.20%                      1.20%
Index                0.30%            0.10%          0.30%                      0.70%
Bond                 0.60%            0.25%          0.45%                      1.30%
Balanced             0.75%            0.25%          0.45%                      1.45%
Cash Reserve         0.35%            0.10%          0.25%                      0.70%


The preceding tables summarize actual transaction expenses and Adviser fees and anticipated operating expenses for 1998. The purpose of the tables is to assist you in understanding the varying costs and expenses you will bear directly or indirectly.

Example
Using the aforementioned transaction and operating expenses, the expenses for a $1,000 investment using an assumed annual return of 5% would be:6


Transamerica Premier Funds  1 Year           3 Years          5 Years           10 Years
----------------------------------------------------------------------------------------
Aggressive Growth          $14              $44               $77               $168
Small Company               $14              $44               $77              $168
Equity                      $15              $47               $82              $179
Value                       $12              $38               $66              $146
Index                       $  7             $22               $39              $  87
Bond                        $13              $41               $71              $157
Balanced                   $15              $46               $79               $174
Cash Reserve                $  7             $22               $39              $  87


The information contained in the above examples should not be considered a representation of future expenses. The actual expenses may be more or less than those shown.


1 Although there is no sales charge, there is a 12b-1 fee. Over a long period of time, the total amount of 12b-1 fees paid may exceed the amount of another fund's sales charges. 2 The Investment Adviser may waive part or all of the adviser fee to keep the total operating expenses from exceeding the amount shown in the table. See footnote 3 below. See "Adviser Fee" on page 38 for additional information. 3 12b-1 fees cover costs of advertising and marketing the Funds. For more information on 12b-1 fees, see "Distribution Plan" on page 39. 4 "Other Expenses" are those incurred after any reimbursements to the Fund by the Administrator. See "The Management Team" on page 11. Other expenses include expenses not covered by the adviser fee or the 12b-1 fee. Expenses shown for the Value Fund are based on estimated expenses and estimated net assets for its first fiscal year. Expenses for all other Funds are based on actual expenses incurred during 1997. 5 "Total Operating Expenses" include adviser fees, 12b-1 fees, and other expenses that a Fund incurs. The Investment Adviser has agreed to waive that part of its adviser fee and the Administrator has agreed to assume any other operating expenses to ensure that annualized expenses for each Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the following percentages: 1.40% for the Aggressive Growth Fund, 1.40% for the Small Company Fund, 1.50% for the Equity Fund, 1.20% for the Value Fund, 0.70% for the Index Fund, 1.30% for the Bond Fund, 1.45% for the Balanced Fund, and 0.70% for the Cash Reserve Fund. The Administrator may, from time to time, assume additional expenses. Fee waivers and expense assumption arrangements, which may be terminated at any time without notice, will increase a Fund's yield. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses for the year ended December 31, 1997, the ratio of total operating expenses to average net assets would have been 2.08% for the Aggressive Growth Fund, 2.12% for the Small Company Fund, 1.51% for the Equity Fund, 1.57% for the Index Fund, 1.64% for the Bond Fund, 1.62% for the Balanced Fund, and 0.95% for the Cash Reserve Fund. It is estimated to be 1.29% for the Value Fund based on estimated $75 million in assets. 6 The expenses in the example assume no fees for IRA or SEP accounts.



Financial Highlights

The following information has been audited by Ernst & Young L.L.P. independent certified public accountants whose unqualified reports covering the fiscal years ended December 31, 1995, 1996 and 1997 are incorporated by reference herein and appear in the annual report to shareholders. This information should be read in conjunction with the financial statements and accompanying notes thereto which appear in the annual report. Further information about the Funds' performance is included in the annual report which may be obtained without charge by writing or calling the address or telephone number on the Prospectus cover page.

                           Aggressive       Small

Transamerica Premier Fund  Growth           Company                     Equity                  Index
Year                       1997*            1997*             1997    1996    1995*          1997    1996    1995*
------------------------------------------------------------------------------------------------------------------


Net Asset Value

Beginning of period                 $10.00           $10.00            $12.65  $9.82  $10.00          $11.96
$10.59  $10.00


Investment Operations

Net investment income (loss)1       (0.03)           (0.02)            (0.04)   (0.06)    0.02          0.32
0.27      0.06

Net realized and

   unrealized gain (loss)  2.21             2.51              6.05      2.91      (0.20)       3.60     2.06
                           ---------------------------------------------------------------------------------
0.53

Total from investment

    operations             2.18             2.49              6.01      2.85      (0.18)       3.92     2.33
0.59

Distributions to
Shareholders From:
Net investment income       - -              - -               - -        (0.02)       - -              (0.32)
(0.33)     - -
Net realized gains                   - -              - -              (0.13)     - -         - -___ (0.07)
                                    -----------------------------------------------------------------------
(0.63)     - -
--------------
Total distributions                  - -              - -              (0.13)   (0.02)     - -            (0.39)
(0.96)    - -

Net Asset Value
End of period              $12.18           $12.49            $18.53  $12.65  $9.82            $15.49  $11.96
                           ------           ------            --------------------------       --------------
$10.59

Total Return2              21.80%           24.90%            47.51%  29.07%  (1.80)%  33.14%  22.33%  5.90%

Ratios and Supplemental Data
Expenses to average net assets (annualized): 3
  After reimbursement/fee waiver        1.40%                 1.40%             11.49%   1.50%   0.25%     0.25%
0.35%    0.25%
  Before reimbursement/fee waiver  2.08%             2.12%             1.51%     1.95%   2.39%     1.57%
2.29%   4.12%
Net investment income (loss), after reimbursement/
    fee waiver (annualized)          (0.59)%         (0.43)%           (0.71)%  (0.66)%  1.51%    2.31%   2.48%
2.70%
Portfolio turnover rate          17%                      74%          13%        60%        0%        11%
94%      4%
Average commission rate 3  $0.0650          $0.0562           $0.0619  $0.0660  $0.0678 $0.0407 $0.0363 $0.0418
Net assets, end of period
    (in thousands)                  $12,780          $11,122           $111,567 $30,454 $11,070  $23,992 $10,814
$6,933

* Each Fund commenced operations on October 2, 1995, except for the Aggressive Growth and Small Company funds which commenced operations on July 1, 1997. 1 Net investment income (loss) is after waiver of fees by the Investment Adviser and reimbursement of certain expenses by the Administrator. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses net investment income (loss) per share would have been $(0.06) for the Aggressive Growth Fund, and $(0.06) for the Small Company Fund for the period ended December 31, 1997. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income (loss) per share would have been $(0.04), $(0.10) and $(0.01) for the Equity Fund, and $0.14, $0.06 and $(0.03) for the Index Fund for the periods ended December 31, 1997, 1996 and 1995, respectively. 2 Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. 3 Represents the average commission rate paid on equity security transactions on which commissions are charged.



Financial Highlights (continued)

Transamerica Premier Fund               Bond                  Balanced                        Cash Reserve
Year                       1997      1996       1995*1997      1996       1995* 1997      1996      1995*
---------------------------------------------------------------------------------------------------------

Net Asset Value
Beginning of period                 $9.86     $10.37    $10.00$11.57    $10.23   $10.00 $1.00     $1.00     $1.00


Investment Operations

Net investment income  (loss)1      0.62       0.56        0.16        0.11        0.14        0.06
0.05       0.05        0.01

Net realized and

   unrealized gain (loss)  0.33      (0.46)      0.323.97       1.40         0.17        - -_____ - -  ____ - -__
                           --------------------------------------------------------------------------------------

Total from investment

    operations             0.95      0.10        0.48                  4.08       1.54         0.23
0.05       0.05        0.01

Distributions to
Shareholders From:
Net investment income      (0.62)   (0.61)    (0.11) (0.11)     (0.20)        - -       (0.05)    (0.05)
(0.01)
Net realized gains                   - -         - -          - -                       - -            -
                                    --------------------------------------------------------------------
-            - -                   - -           - -           - -___
---------------------------------------------------------------------
Total distributions                 (0.62)   (0.61)    (0.11) (0.11)     (0.20)        - -       (0.05)
(0.05)     (0.01)

Net Asset Value
End of period              $10.19  $9.86    $10.37   $15.54    $11.57    $10.23 $1.00    $1.00      $1.00
                           -----------------------   -------------------------- -------------------------

Total Return2              9.99%   1.16%   4.82%     35.38%   15.28%    2.30%   5.48%   5.34%     1.39%

Ratios and Supplemental Data Expenses to average net assets (annualized):
  After reimbursement/fee waiver  1.30%  1.30%   0.25%        1.45%     1.45%      0.25%0.25%    0.25%    0.25%
  Before reimbursement/fee waiver 1.64%  1.81%  1.93%               1.62%     1.94%     2.12%            0.95%
1.09%    1.37%
Net investment income (loss), after reimbursement/
  Fee waiver (annualized)   6.25%   5.66%   6.55%    0.83%     1.34%     3.12%  5.35%    5.21%    5.55%
Portfolio turnover rate       99%        7%       19%   23%       19%         16%        - -           -
-           - -
Average commission rate 3            - -          - -           - -                  $0.0638    $0.0656   $0.0662
 - -           - -           - -
Net assets, end of period
   (in thousands)             $14,236   $12,553   $11,827             $26,799   $16,041   $12,084$51,246
$32,041  $27,996



*    Each Fund commenced operations on October 2, 1995.


1 Net investment income (loss) is after waiver of fees by the Investment Adviser and reimbursement of certain expenses by the Administrator. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income (loss) per share would have been $0.58, $0.50 and $0.12 for the Bond Fund, $(0.09), $0.09 and $0.02 for the Balanced Fund, and $0.05, $0.04 and $0.01 for the Cash Reserve Fund for the periods ended December 31, 1997, 1996 and 1995, respectively. 2 Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. 3 Represents the average commission rate paid on equity security transactions on which commissions are charged.
















Investment Adviser's Performance Managing Similar Accounts

The Funds' Investment Adviser, Transamerica Investment Services, Inc., has been managing segregated investment accounts (or "separate accounts") for pension clients of Transamerica Corporation's affiliated companies for over ten years.


The Transamerica Premier Equity, Index, Bond, Balanced and Cash Reserve Funds have the same investment adviser and have substantially the same investment objectives, policies and strategies as the separate accounts from which they were cloned. The separate accounts are not registered with the SEC nor are they subject to Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Therefore, they were not subject to the investment limitations, diversification requirements, and other restrictions that apply to the Funds. If the separate accounts had been subject to Subchapter M of the Code, their performance may have been adversely affected at times. In addition, the separate accounts are not subject to the same fees and expenses borne by the Funds. If the equity, bond and balanced separate accounts had been subject to the same fees and expenses as their respective mutual funds, their performance would have been lower. If the equity index and cash management separate accounts had been subject to the same fees and expenses as their respective mutual funds, their performance would have been higher. The separate account performance figures are not the Funds' own performance and should not be considered a substitute for the Funds' own performance; nor should they be considered indicative of any past or future performance of the Funds.


For comparison purposes, the separate accounts from which the Premier Funds were cloned are shown below.

Separate Accounts                           Premier Funds
Transamerica Equity Fund                  Transamerica Premier Equity Fund
Transamerica Equity Index Fund            Transamerica Premier Index Fund
Transamerica Bond Fund                    Transamerica Premier Bond Fund
Transamerica Balanced Fund                  Transamerica Premier Balanced Fund
Transamerica Cash Management Fund         Transamerica Premier Cash Reserve Fund

There are no corresponding separate accounts for the Transamerica Premier Aggressive Growth Fund, the Transamerica Premier Small Company Fund, and the Transamerica Premier Value Fund.

The following table illustrates the separate accounts' annualized performance1 as compared to the Premier Funds2 and recognized industry indexes over the last one, five, and ten-year periods ending December 31, 1997 and since inception.

                                    1                5                 10               Since
                                    year             years             years            Inception3

Equity Fund                         45.70%           28.48%            27.79%           23.76%
Premier Equity Fund                 47.51%           ---               ---              32.03%
S&P 500 Index4                      33.36%           20.27%            18.07%           14.67%

Equity Index Fund                  32.41%           19.63%            17.43%            16.56%
Premier Index Fund                  33.14%           ---               ---              27.38%
S&P 500 Index4                      33.36%           20.27%            18.07%           14.67%

Bond Fund                           11.45%           9.29%             10.87%           12.41%
Premier Bond Fund                    9.99%          ---               ---                 7.07%
Lehman Brothers
  Govt./Corporate Index5              9.76%          7.61%             9.15%              9.97%

Balanced Fund                       29.61%           ---               ---              20.39%
Premier Balanced Fund               35.38%           ---               ---              23.09%
50% S&P 500 Index and

  50% Lehman Brothers

  Govt./Corporate Index             21.29%           ---               ---              13.60%

Cash Management Fund                  5.07%          4.38%             5.45%              6.65%
Premier Cash Reserve Fund    5.48%          ---               ---                 5.44%
IBC First Tier Index6                 5.04%          4.32%             5.43%              6.58%


1 Average Annual Total Performance calculated as shown in the Statement of Additional Information. 2 The performance of the Premier Funds reflects that of the Investor Shares, which are subject to Rule 12b-1 fees. 3 The inception date of all Premier Funds shown in the table is October 2, 1995. Inception dates of the separate accounts: Equity - 10/1/87; Equity Index - 10/1/86; Bond - 5/1/83; Balanced - 4/1/93; Cash Management - 1/3/82. The inception dates shown for the indexes match the dates of the separate accounts' inception. 4 The Standard and Poor's 500 Index consists of 500 widely held, publicly traded common stocks. 5 The Lehman Brothers Government/Corporate Bond Index is a broad-based unmanaged index of government and corporate bonds with maturities of 10 years or longer that are rated investment grade or higher by Moody's Investor Services, Inc. or Standard and Poor's Corporation. 6 IBC's Money Fund ReportTM-First Tier is a composite of taxable money market funds that meet the SEC's definition of first tier securities contained in Rule 2a-7 under the Investment Company Act of 1940. These indexes do not reflect any commissions or fees which would be incurred by an investor purchasing the securities represented by each index.

The Investment Adviser has a history of successfully investing in the three basic investment categories: equity, bond, and money market. Following are graphs of the three separate accounts representing those categories, depicting their performance since inception compared with the performance of a recognized industry index for each investment category.

Equity Separate Account

The following graph depicts that $1,000 invested in the Equity Separate Account at its inception, October 1, 1987, would have appreciated to $8,895 at December 31, 1997. This is an annualized return of 23.76% per year. By comparison, $1,000 invested for the same time period in S&P 500 Index securities would have grown to only $4,071.

33


Transamerica Premier Funds ---  Institutional Shares
Prospectus: March 31, 1998

Transamerica Premier Aggressive Growth Fund Transamerica Premier Small Company Fund Transamerica Premier Equity Fund Transamerica Premier Value Fund Transamerica Premier Index Fund Transamerica Premier Bond Fund Transamerica Premier Balanced Fund Transamerica Premier Cash Reserve Fund


Your Guide
This guide (the "Prospectus") will provide you with helpful insights and details about the Institutional Class of shares of the Transamerica Premier Funds (a "Fund" or collectively the "Funds"). It is intended to give you what you need to know before investing. Please read it carefully and save it for future reference.



Transamerica Investors, Inc.

Transamerica Investors, Inc. (the "Company") is an open-end, management investment company offering a number of portfolios, known collectively as the Transamerica Premier Funds. Each Fund is managed separately and has its own investment objective, strategies and policies designed to meet different goals. Each class of each Fund has its own levels of expenses and charges. The minimum initial investment is $250,000 and the minimum subsequent investment is $1,000. See "Minimum Investments" on page 28 for more details.


Additional Information and Assistance
For additional details about the Funds, call 1-800-89-ASK-US (1-800-892-7587), or write to Transamerica Premier Funds, P.O. Box 9232, Boston, Massachusetts 02205-9232. A Statement of Additional Information, which has been filed with the Securities and Exchange Commission (the "SEC"), is available at no charge by calling the above number. The Statement of Additional Information is a part of this Prospectus by reference.

LIKE ALL MUTUAL FUND SHARES, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE TRANSAMERICA PREMIER CASH RESERVE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THIS FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.






Contents


The Funds at a Glance                                         2
Fund Expenses                                                 4
Investment Adviser's Performance Managing
   Similar Accounts                                           5
The Management Team                                           9
The Funds In Detail                                           9
         Transamerica Premier Aggressive Growth Fund          10
         Transamerica Premier Small Company Fund     11
         Transamerica Premier Equity Fund                     12
         Transamerica Premier Value Fund                      13
         Transamerica Premier Index Fund                      14
         Transamerica Premier Bond Fund                       16
         Transamerica Premier Balanced Fund          17
         Transamerica Premier Cash Reserve Fund               18
A General Discussion About Risk                               19
Investment Procedures and Risk Considerations                 20
Shareholder Services                                          25
         Opening Your Account                                 26
         How to Buy Shares                                    26
         How to Sell Shares                                   28
         How to Exchange Shares                               30
         Other Investor Requirements and Services             30
Dividends and Capital Gains                                   31
What About Taxes?                                    32
Share Price                                                   33
Organization and Management                                   34
General Information                                           36


This prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.


The Funds at a Glance


The Transamerica Premier Funds consist of the following Funds with different investment objectives and risk levels. There is no guarantee that these investment objectives will be met. These brief descriptions will give you a summary of each Fund. A more detailed description for each Fund is in "The Funds in Detail" on page 9. For information on the risks associated with investment in these Funds, see "Investment Procedures and Risk Considerations" on page 20.


Transamerica Premier Aggressive Growth Fund The Fund seeks to maximize long-term growth.

      It invests primarily in common stocks selected for their growth potential resulting from growing franchises protected by high barriers to competition. Under normal market conditions, the Fund will invest at least 90% of its total assets in a non-diversified portfolio of domestic equity securities of any size, which may include securities of larger, more established companies and/or smaller emerging companies selected for their growth potential.

      The Fund is intended for investors who have the perspective, patience, and financial ability to take on above-average stock market volatility in a focused pursuit of long-term capital growth.
      See page 10 for more details.

Transamerica Premier Small Company Fund The Fund seeks to maximize long-term growth.
      It invests primarily in a diversified portfolio of domestic common stocks. Under normal market conditions, at least 65% of the Fund will be invested in companies with smaller market capitalizations (under $1 billion) or annual revenues of no more than $1 billion.
      The Fund is intended for investors who have the perspective, patience, and financial ability to take on above-average stock market volatility in a focused pursuit of long-term capital growth.
      See page 11 for more details.

Transamerica Premier Equity Fund The Fund seeks to maximize long-term growth.
      It invests primarily in common stocks of growth companies that are considered to be premier companies that are under-valued in the stock market.
      The Fund is intended for investors who wish to participate primarily in the common stock markets. Investors should have the perspective, patience, and financial ability to take on above-average stock market volatility in a focused pursuit of long-term capital growth.
      See page 12 for more details.

Transamerica Premier Value Fund
o The Fund seeks to maximize potential for capital appreciation while minimizing the risk of investment principal loss.

o It invests primarily in securities of companies that the Investment Adviser believes are "underfollowed" or "out-of-favor." These securities are under-valued relative to the intrinsic or private market value of the firm. The securities in the Fund may include common and preferred stocks, warrants, and corporate debt securities.

o The Fund is intended for investors who wish to participate primarily in the common stock markets. Investors should have the perspective, patience, and financial ability to take on above-average stock market volatility in a focused pursuit of long-term capital growth.

o    See page 13 for more details.


Transamerica Premier Index Fund
      The Fund seeks to track the performance of the Standard & Poor's 500 Composite Stock Price Index, also known as the S&P 500 Index.
      It attempts to reproduce the overall investment characteristics of the S&P 500 Index by using a combination of management techniques. Its stock purchases reflect the S&P 500 Index, but it makes no attempt to forecast general market movements.
      The Fund is intended for investors who wish to participate in the overall growth of the economy, as reflected by the domestic stock market. Investors should have the perspective, patience, and financial ability to take on average stock market volatility in pursuit of long-term capital growth.
      See page 14 for more details.

Transamerica Premier Bond Fund
      The Fund seeks to achieve a high total return (income plus capital changes) from fixed income securities consistent with preservation of principal.
      It invests primarily in a diversified selection of investment grade corporate and government bonds and mortgage-backed securities.
      The Fund is intended for investors who wish to invest in a diversified portfolio of bonds. Investors should have the perspective, patience, and financial ability to take on above-average bond price volatility in pursuit of a high total return produced by income from longer-term securities and capital gains from under-valued bonds.
      See page 16 for more details.



Transamerica Premier Balanced Fund
      The Fund seeks to achieve long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds, and cash (or cash equivalents).
      It invests primarily in a diversified selection of common stocks, bonds, and money market instruments and other short-term debt securities.
      The Fund is intended for investors who wish to participate in both the equity and debt markets, but who wish to leave the allocation of the balance between them to professional management. Investors should have the perspective, patience, and financial ability to take on average market volatility in pursuit of long-term total return that balances capital growth and current income.
      See page 17 for more details.

Transamerica Premier Cash Reserve Fund
      The Fund seeks to maximize current income from money market securities consistent with liquidity and preservation of principal.
      This is a money market fund. It invests primarily in high quality U.S. dollar-denominated money market instruments with remaining maturities of 13 months or less.
      The Fund provides a low risk, relatively low cost way to maximize current income through high-quality money market securities that offer stability of principal and liquidity. This Fund may be a suitable investment for temporary or defensive purposes and may also be appropriate as part of an overall long-term investment strategy.
      See page 18 for more details.

Availability
Institutional Shares are available on a no-load basis directly to high net worth individuals, qualified retirement plans, and other institutional clients, and require a minimum initial investment of $250,000. The shares may also be offered through financial planners, broker-dealers, and other financial intermediaries. These shares are distributed by Transamerica Securities Sales Corporation ("TSSC"), the Distributor.

Investor Shares are available on a no-load basis directly to individuals, companies, Pension and Retirement Savings Programs, and other investors from TSSC. You may obtain an Investor Shares Prospectus by calling 1-800-89-ASK-US (1-800-892-7587).

This Prospectus provides information about the Institutional Shares only.


Fund Expenses

Shareholder Transaction Expenses (as a percentage of offering price)

                             Aggressive  Small                                                  Cash
 Transaction Expense         Growth      Company    Equity  Value  Index    Bond    Balanced Reserve
 Sales Charge on Purchases   None        None       None    None   None     None    None       None
 Redemption Fee              None        None       None    None   None     None    None       None
 Sales Charge on Reinvested
   Dividends                 None        None       None    None   None     None    None       None
 Exchange Fee                None        None       None    None   None     None    None       None
 Contingent Deferred Sales
   Charge                    None        None       None    None   None     None    None       None

Annual Fund Operating Expenses (as a percent of average net assets)

                                                     Other Expenses    Total Operating
 Transamerica                                        After Waiver and  Expenses After Waiver

 Premier Funds    Adviser Fee1      12b-1 Fee        Reimbursement2    and Reimbursement3
-----------------------------------------------------------------------------------------
Aggressive Growth 0.85%               - -            0.30%                      1.15%
Small Company        0.85%            - -            0.30%                      1.15%
Equity               0.85%            - -            0.40%                      1.25%
Value                0.75%            - -            0.20%                      1.00%
Index                0.30%            - -            0.30%                      0.60%
Bond                 0.60%            - -            0.45%                      1.05%
Balanced    0.75%            - -            0.45%                      1.20%
Cash Reserve         0.35%            - -            0.25%                      0.60%


The preceding tables summarize actual transaction expenses and Adviser fees and anticipated operating expenses for 1998. The purpose of the tables is to assist you in understanding the varying costs and expenses you will bear directly or indirectly.

Example
Using the aforementioned transaction and operating expenses, the expenses for a $1,000 investment using an assumed annual return of 5% would be:


Transamerica Premier Funds  1 Year           3 Years          5 Years           10 Years
----------------------------------------------------------------------------------------
Aggressive Growth          $14              $44               $77               $168
Small Company                       $14              $44               $77              $168
Equity                              $15              $47               $82              $179
Value                               $12              $38               $66              $146
Index                               $  7             $22               $39              $  87
Bond                                $13              $41               $71              $157
Balanced                   $15              $46               $79               $174
Cash Reserve                        $  7             $22               $39              $  87


The information contained in the above examples should not be considered a representation of future expenses. The actual expenses may be more or less than those shown.


1 The  Investment  Adviser  may waive part or all of the adviser fee to keep the total operating expenses from exceeding the amount shown in the table. See footnote 3 below. See "Adviser Fee" on page 35 for additional information. 2 "Other Expenses" are those incurred after any reimbursements to the Fund by the Administrator. See "The Management Team" on page 9. Other expenses include expenses not covered by the adviser fee. Expenses shown for the Value Fund are based on estimated expenses and estimated net assets for its first fiscal year. Expenses for all other Funds are based on actual expenses incurred during 1997. 3 "Total Operating Expenses" include adviser fees and other expenses that a Fund incurs. The Investment Adviser has agreed to waive that part of its adviser fee and the Administrator has agreed to assume any other operating expenses to ensure that annualized expenses for each Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the following percentages: 1.00% for the Aggressive Growth Fund, 1.00% for the Small Company Fund, 0.95% for the Equity Fund, 1.00% for the Value Fund, 0.50% for the Index Fund, 0.65% for the Bond Fund, 0.80% for the Balanced Fund, and 0.50% for the Cash Reserve Fund. The Administrator may, from time to time, assume additional expenses. Fee waivers and expense assumption arrangements, which may be terminated at any time without notice, will increase a Fund's yield. If the Investment Adviser does not waive fees and the Administrator does not reimburse expenses for the first fiscal year, the ratio of total operating expenses to average net assets is estimated to be 1.48% for the Aggressive Growth Fund, 1.48% for the Small Company Fund, 1.65% for the Equity Fund, 1.04% for the Value Fund, 1.99% for the Index Fund, 1.51% for the Bond Fund, 1.64% for the Balanced Fund, and 0.79% for the Cash Reserve Fund.



Investment Adviser's Performance Managing Similar Accounts

The Funds' Investment Adviser, Transamerica Investment Services, Inc., has been managing segregated investment accounts (or "separate accounts") for pension clients of Transamerica Corporation's affiliated companies for over ten years.

The Transamerica Premier Equity, Index, Bond, Balanced and Cash Reserve Funds have the same investment adviser and have substantially the same investment objectives, policies and strategies as the separate accounts from which they were cloned. The separate accounts are not registered with the SEC nor are they subject to Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Therefore they were not subject to the investment limitations, diversification requirements, and other restrictions that apply to the Funds. If the separate accounts had been subject to Subchapter M of the Code, their performance may have been adversely affected at times. In addition, the separate accounts are not subject to the same fees and expenses borne by the Funds. If the equity, bond and balanced separate accounts had been subject to the same fees and expenses as their respective mutual funds, their performance would have been lower. If the equity index and cash management separate accounts had been subject to the same fees and expenses as their respective mutual funds, their performance would have been higher. The separate account performance figures are not the Funds' own performance and should not be considered a substitute for the Funds' own performance; nor should they be considered indicative of any past or future performance of the Funds.

For comparison purposes, the separate accounts from which the Premier Funds were cloned are shown below.

Separate Accounts                           Premier Funds
Transamerica Equity Fund             Transamerica Premier Equity Fund
Transamerica Equity Index Fund       Transamerica Premier Index Fund
Transamerica Bond Fund               Transamerica Premier Bond Fund
Transamerica Balanced Fund                  Transamerica Premier Balanced Fund
Transamerica Cash Management Fund        Transamerica Premier Cash Reserve Fund

There are no corresponding separate accounts for the Transamerica Premier Aggressive Growth Fund, the Transamerica Premier Small Company Fund, and the Transamerica Premier Value Fund.

The following table illustrates the separate accounts' annualized performance1 as compared to the Premier Funds2 and recognized industry indexes over the last one, five, and ten-year periods ending December 31, 1997 and since inception.

                                    1                5                 10               Since
                                    year             years             years            Inception3

Equity Fund                         45.70%           28.48%            27.79%           23.76%
Premier Equity Fund                 47.51%           ---               ---              32.03%
S&P 500 Index4                      33.36%           20.27%            18.07%           14.67%

Equity Index Fund          32.41%           19.63%            17.43%            16.56%
Premier Index Fund                  33.14%           ---               ---              27.38%
S&P 500 Index4                      33.36%           20.27%            18.07%           14.67%

Bond Fund                           11.45%           9.29%             10.87%           12.41%
Premier Bond Fund            9.99%          ---               ---                 7.07%
Lehman Brothers
  Govt./Corporate Index5              9.76%          7.61%             9.15%              9.97%

Balanced Fund                       29.61%           ---               ---              20.39%
Premier Balanced Fund               35.38%           ---               ---              23.09%
50% S&P 500 Index and

  50% Lehman Brothers

  Govt./Corporate Index             21.29%           ---               ---              13.60%

Cash Management Fund                  5.07%          4.38%             5.45%              6.65%
Premier Cash Reserve Fund    5.48%          ---               ---                 5.44%
IBC First Tier Index6                 5.04%          4.32%             5.43%              6.58%


1 Average Annual Total Performance calculated as shown in the Statement of Additional Information. 2 The performance of the Premier Funds reflects that of the Investor Shares, which are subject to Rule 12b-1 fees, because the Institutional Shares were not offered during the periods shown. 3 The inception date of all Premier Funds shown in the table is October 2, 1995. Inception dates of the separate accounts: Equity - 10/1/87; Equity Index - 10/1/86; Bond - 5/1/83; Balanced - 4/1/93; Cash Management - 1/3/82. The inception dates shown for the indexes match the dates of the separate accounts' inception. 4 The Standard and Poor's 500 Index consists of 500 widely held, publicly traded common stocks. 5 The Lehman Brothers Government/Corporate Bond Index is a broad-based unmanaged index of government and corporate bonds with maturities of 10 years or longer that are rated investment grade or higher by Moody's Investor Services, Inc. or Standard and Poor's Corporation. 6 IBC's Money Fund ReportTM-First Tier is a composite of taxable money market funds that meet the SEC's definition of first tier securities contained in Rule 2a-7 under the Investment Company Act of 1940. These indexes do not reflect any commissions or fees which would be incurred by an investor purchasing the securities represented by each index.

The Investment Adviser has a history of successfully investing in the three basic investment categories: equity, bond, and money market. Following are graphs of the three separate accounts representing those categories, depicting their performance since inception compared with the performance of a recognized industry index for each investment category.

Equity Separate Account

The following graph depicts that $1,000 invested in the Equity Separate Account at its inception, October 1, 1987, would have appreciated to $8,897 at December 31, 1997. This is an annualized return of 23.76% per year. By comparison, $1,000 invested for the same time period in S&P 500 Index securities would have grown to only $4,071.

1

Transamerica Premier Funds  -  Investor and Institutional Classes of Shares

Statement of Additional Information - March 31, 1998

Transamerica Premier Aggressive Growth Fund
         The Fund seeks to maximize long-term capital appreciation by investing in common stocks selected for high growth potential.
Transamerica Premier Small Company Fund
         The Fund seeks to maximize long-term growth by investing in small company stocks.
Transamerica Premier Equity Fund
         The Fund seeks to maximize long-term capital appreciation by investing in medium and large company stocks.
Transamerica Premier Value Fund

         The Fund seeks to maximize potential for capital appreciation while minimizing the risk of investment principal loss.

Transamerica Premier Index Fund
         The Fund seeks to track the performance of the Standard & Poor's 500
Composite Stock Price       Index,
also known as the S&P 500 Index (the "Index").
Transamerica Premier Bond Fund
         The Fund seeks to achieve a high total return (income plus capital changes) consistent with preservation of principal.
Transamerica Premier Balanced Fund
         The Fund seeks to achieve long-term capital growth and current income with a secondary objective of capital preservation, by balancing its investments among stocks, bonds, and cash.

Transamerica Premier Cash Reserve Fund

         This is a money market fund that seeks to maximize current income consistent with liquidity and preservation of principal.


Contents


Investment Objectives and Policies                     2
Investment Restrictions                              12
Management of the Company                   14
Investment Advisory and Other Services               17
Purchase and Redemption of Shares           19
Brokerage Allocation                                 21
Determination of Net Asset Value                     22
Performance Information                              24
Taxes                                                26
Other Information                           27
Financial Statements                                 27

Appendix A:
   Description of Corporate Bond Ratings             28
Appendix B:
   Description of Fixed-Income Instruments           30


Your Guide

This Statement of Additional Information pertains to the Investor Class and the Institutional Class of the Transamerica Premier Funds (a "Fund" or collectively the "Funds") listed above. It will provide you with details beyond what is available in the Prospectus. Please refer to the Prospectus first, then to this document. Please read it carefully. Save it for future reference.


About the Prospectus
This Statement of Additional Information is not a prospectus. It should be read in connection with the current Prospectus dated March 31, 1998. The Prospectus is available without charge by calling, 1-800-89-ASK-US (1-800-892-7587).


Terms used in the Prospectus are incorporated by reference in this Statement of Additional Information.


No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated March 31, 1998, as revised from time to time, and if given or made, such information or representations may not be relied upon as having been authorized by the Funds.


Investment Objectives and Policies


The investment objectives and policies of the Funds are described in the Prospectus. The achievement of each Fund's investment objectives will depend on market conditions generally and on the analytical and portfolio management skills of the Investment Adviser. There can be no assurance that the investment objective of any of the Funds can be achieved.


High-Yield ("Junk") Bonds
High-yield bonds (commonly called "junk" bonds) are lower rated bonds that involve a higher degree of credit risk. See "Appendix A" for a description of credit ratings. Credit risk is the risk that the issuer of the bonds will not be able to make interest or principal payment on time. If this happened to a bond in a Fund, the Fund would lose some of its income, and could expect a decline in the market value of the securities affected. So the Investment Adviser needs to carefully analyze the financial condition of companies issuing junk bonds. The prices of junk bonds tend to be more reflective of prevailing economic and industry conditions, issuers' unique financial situations, and the bonds' coupon than to small changes in the level of interest rates. But during an economic downturn or a period of rising interest rates, highly leveraged companies may have trouble making principal and interest payments, meeting projected business goals, and obtaining additional financing. Junk bonds' values will generally decrease in a rising interest rate market.


Junk bonds may contain "call" provisions, which enable the issuers of the bond to redeem the bond at will. If the issuer exercises this privilege during a declining interest rate market, the Fund would most likely replace the bond with a lower yield bond, resulting in a lower return for investors.

Periods of economic or political uncertainty and change can create some volatility for junk bonds. Since the last major economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods. Lower rated securities may also be harder to sell than higher rated securities because of negative publicity and investor perceptions of this market, as well as new or proposed laws dealing with high yield securities. For many junk bonds, there is no established retail secondary market. As a result, it may be difficult for the Investment Adviser to accurately value the bonds because they cannot rely on available objective data.

Each Fund may also invest in unrated debt securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Since bond ratings do not consider factors relevant to each issue, and may not be updated regularly, the Investment Adviser may treat high yield securities as unrated debt.


Because of the size and perceived demand of the issue, among other factors, certain municipalities may decide not to pay the cost of getting a rating for their bonds. The Investment Adviser will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, to determine whether to purchase unrated municipal bonds. See "Appendix B" for a description of fixed income instruments.

Restricted and Illiquid Securities

A Fund may purchase certain restricted securities of U.S. issuers (securities that are not registered under the Securities Act of 1933, as amended [the "1933 Act"] but can be offered and sold to "qualified institutional buyers" under Rule 144A of that Act) and limited amounts of illiquid investments, including illiquid restricted securities.


Illiquid investments include restricted securities, repurchase agreements that mature in more than seven days, fixed time deposits that mature in more than seven days and participation interests in loans.

Certain repurchase agreements which provide for settlement in more than seven days, however, can be liquidated before the nominal fixed term of seven days. The Investment Adviser will consider such repurchase agreements as liquid. Likewise, restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) that the Board or the Investment Adviser have determined to be liquid will be treated as such.


The SEC staff has taken the position that fixed time deposits maturing in more than seven days, that cannot be traded on a secondary market, and participation interests in loans are illiquid and not readily marketable. A considerable amount of time may elapse between a Fund's decision to dispose of restricted or illiquid securities and the time which such Fund is able to dispose of them, during which time the value of such securities (and therefore the value of the Fund's shares) could decline.


Derivatives

Each Fund, except for Transamerica Premier Cash Reserve Fund and Transamerica Premier Equity Fund, may use options, futures, forward contracts, and swap transactions ("derivatives"). The Funds may purchase, or write, call or put options on securities or on indexes ("options") and may enter into interest rate or index futures contracts for the purchase or sale of instruments based on financial indexes ("futures contracts"), options on futures contracts, forward contracts, and interest rate swaps and swap-related products.


By investing in derivatives, the Investment Adviser may seek to protect a Fund against potentially unfavorable movements in interest rates or securities' prices, or attempt to adjust a Fund's exposure to changing securities prices, interest rates, or other factors that affect securities values. This is done in an attempt to reduce a Fund's overall investment risk. Although it will not generally be a significant part of a Fund's strategies, the Investment Adviser may also use derivatives to enhance returns. Opportunities to enhance returns arise when the derivative does not reflect the fair value of the underlying securities. None of the Funds will use derivatives for leverage.

Risks in the use of derivatives include, in addition to those referred to above:
(1) the risk that interest rates and securities prices do not move in the directions being hedged against, in which case the Fund has incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefit; (2) imperfect correlation between the price of derivatives and the movements of the securities' prices or interest rates being hedged; (3) the possible absence of a liquid secondary market for any particular derivative at any time (some derivatives are not actively traded but are custom designed to meet the investment needs of a narrow group of institutional investors and can become illiquid if the needs of that group of investors change); (4) the potential loss if the counterparty to the transaction does not perform as promised; and (5) the possible need to defer closing out certain positions to avoid adverse tax consequences.

The Transamerica Premier Bond Fund and Transamerica Premier Balanced Fund may invest in derivatives with respect to less than 20% of each Fund's assets; Transamerica Premier Index Fund may invest with respect to no more than 35% of its assets. The Board will closely monitor the Investment Adviser's use of derivatives in each of the Funds to assure they are used in accordance with the investment objectives of each Fund.

Options on Securities and Securities Indexes
A Fund may write (i.e.; sell) covered call and put options on any securities in which it may invest. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding. A Fund's purpose in writing covered call options is to realize greater income than would be realized on securities transactions alone. However, by writing the call option a Fund might forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund would have deposited with its custodian cash or liquid high grade debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, a Fund accepts the risk that it might be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

In addition, a written call option or put option may be covered by maintaining liquid securities in a segregated account with its custodian or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces a Fund's net exposure on its written option position.

A Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in the Fund. A Fund may cover call and put options on a securities index by maintaining cash or liquid high grade debt securities with a value equal to the exercise price in a segregated account with its custodian.

A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase" transactions.

A Fund may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize a loss on the purchase of the call option.

A Fund would normally purchase put options in anticipation of a decline in the market value of its securities ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a Fund would realize a loss on the purchase of the put option.

A Fund would purchase put and call options on securities indexes for the same purposes as it would purchase options on individual securities.

Risks Associated with Options Transactions
There is no assurance that a liquid secondary market will exist for any particular exchange-traded option at any particular time. If a Fund is unable to affect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund may purchase and sell both options that are traded on U.S., United Kingdom, and other exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a Fund in options on securities and securities indexes will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser of the Funds. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary securities transactions. The successful use of protective puts for hedging purposes depends in part on an ability to anticipate future price fluctuations and the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts
A Fund may purchase and sell futures contracts and may also purchase and write options on futures contracts. A Fund may purchase and sell futures contracts based on various securities (such as U.S. government securities), securities indexes, and other financial instruments and indexes. A Fund will engage in futures or related options transactions only for bona fide hedging purposes as defined below or to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC.

Futures Contracts
A futures contract may generally be described as an agreement between two parties to buy or sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current securities through the sale of futures contracts. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Transamerica Premier Index Fund will use options and futures contracts only to achieve its performance objective of matching the return on the S&P 500.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a Fund's futures contracts on securities will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for a Fund to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies
Hedging by use of futures contracts seeks to establish more certainty than would otherwise be possible in the effective price or rate of return on securities that a Fund owns or proposes to acquire. A Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund's securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of a Fund's securities.

If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a Fund's securities and futures contracts based on other financial instruments, securities indexes or other indexes, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of a Fund's securities may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities. When hedging of this character is successful, any depreciation in the value of the Fund's securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or interest rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts
The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the option premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will increase transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations
Where permitted, a Fund will engage in futures transactions and in related options transactions only for bona fide hedging or to increase total return to the extent permitted by CFTC regulations. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes, i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, a Fund expects that on 75% or more of the occasions on which they take a long futures or option position (involving the purchase of futures contracts), that Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish positions in futures contracts and options on futures for the purpose of increasing total return, will not exceed 5% of the Fund's net asset value, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. As permitted, each Fund will engage in transactions in futures contracts and in related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate with its custodian liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and the position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

Perfect correlation between a Fund's futures positions and current positions may be difficult to achieve because no futures contracts based on individual equity securities are currently available. The only futures contracts available to these Funds for hedging purposes are various futures on U.S. government securities and securities indexes.

Interest Rate Swaps

A Fund may enter into interest rate swaps for hedging purposes and non-hedging purposes. Since swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, the Investment Adviser believes that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its "entitlement" with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid securities having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. A Fund will not enter into any interest rate swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Investment Adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.


Swap Transactions
The Funds may, to the extent permitted by the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indexes with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indexes.

By entering into swap transactions, a Fund may be able to protect the value of a portion of its securities against declines in market value. A Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or to take advantage of market opportunities which may arise from time to time.

A Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there can be no assurance that the return a Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.


While a Fund will only enter into swap transactions with counterparties it considers creditworthy, a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. The Fund will monitor the creditworthiness of parties with which it has swap transactions. If the other party to the swap transaction defaults on its obligations, a Fund would be limited to contractual remedies under the swap agreement. There can be no assurance that a Fund will succeed when pursuing its contractual remedies. To minimize a Fund's exposure in the event of default, the Funds will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund's custodian. To the extent a Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund's obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See "Segregated Accounts" on page 9.


Swap agreements are considered to be illiquid by the SEC staff and will be subject to the limitations on illiquid investments. See "Restricted and Illiquid Securities" on page 14.

To the extent that there is an imperfect correlation between the return a Fund is obligated to swap and the securities or instruments representing such return, the value of the swap transaction may be adversely affected. A Fund therefore will not enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of the Funds to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in a Fund, or to facilitate the implementation of strategies of purchasing and selling assets for a Fund.

Foreign Securities
All Funds can invest in foreign securities. The foreign equity investments for the Transamerica Premier Equity Fund and the Transamerica Premier Balanced Fund will be limited to the purchase of American Depositary Receipts ("ADRs"). Foreign securities, other than ADRs, will be held in custody by State Street London Limited, who will handle transactions with the transnational depositories Euroclear and Cedel.

Segregated Accounts

In connection with when-issued securities, firm commitment agreements, futures, the writing of options, and certain other transactions in which a Fund incurs an obligation to make payments in the future, a Fund may be required to segregate assets with its custodian in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid securities.


Purchase of "When-Issued" Securities
The Funds may enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Funds may purchase, for example, new issues of fixed-income instruments on a "when-issued" basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the Funds may invest in asset-backed securities on a delayed delivery basis. This reduces the Funds' risk of early repayment of principal, but exposes the Funds to some additional risk that the transaction will not be consummated.

When the Funds enter into firm commitment agreements, liability for the purchase price and the rights and risks of ownership of the securities accrue to the Funds at the time they become obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Funds to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Funds are obligated to purchase such securities they will be required to segregate assets. See "Segregated Accounts," on this page. A Fund will not purchase securities on a "when-issued" basis if, as a result, more than 15% of the Fund's net assets would be so invested.

Lending of Securities
Subject to investment restriction number 2 titled "Lending" on page 12 (relating to loans of securities), a Fund may lend its securities to brokers and dealers that are not affiliated with the Investment Adviser, are registered with the Commission and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a Fund will receive as collateral cash, securities issued or guaranteed by the United States government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by applicable law, as reviewed daily. The Fund lending its securities will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Such loans will be terminable by the Fund at any time and will not be made to affiliates of the Investment Adviser. A Fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

Borrowing Policies of the Funds

The Funds can borrow money from banks or engage in reverse repurchase agreements, for temporary or emergency purposes. The Funds can borrow up to one-third of a Fund's total assets. To secure borrowings, the Funds can mortgage or pledge securities in an amount up to one-third of a Fund's net assets. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. The Fund will not make any additional investments, other than reverse repurchase agreements, while the level of the borrowing exceeds 5% of the Fund's total assets.

Short-term corporate obligations may also include variable amount master demand notes. Variable amount master notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The borrower is typically a large industrial or finance company which also issues commercial paper. Typically these notes provide that the interest rate is set daily by the borrower. The rate is usually the same or similar to the interest rate on commercial paper being issued by the borrower. Because variable amount master notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at the face value, plus accrued interest, at any time. Accordingly, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund considers earning power, cash flow, and other liquidity ratios of the issuer. The Funds will only invest in master demand notes of U.S. issuers. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the Funds may invest in them only if at the time of an investment the issuer meets the criteria set forth in the Prospectus for all other commercial paper issuers. A Fund will not invest more than 25% of its assets in master demand notes.


Repurchase Agreements
Repurchase agreements have the characteristics of loans by a Fund, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in United States government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by the Investment Adviser and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States government or its agencies or instrumentalities, in which the Fund may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund; in such event the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Reverse Repurchase Agreements and Leverage
We may enter into reverse repurchase agreements with Federal Reserve member banks and U.S. securities dealers from time to time. In a reverse repurchase transaction we sell securities and simultaneously agree to repurchase them at a price which reflects an agreed-upon rate of interest. We will use the proceeds of reverse repurchase agreements to make other investments which either mature or are under an agreement to resell at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Fund may utilize reverse repurchase agreements only if the interest income to be earned from the investment proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.

Reverse repurchase agreements are a form of leverage which increases the opportunity for gain and the risk of loss for a given change in market value. In addition, the gains or losses will cause the net asset value of the Funds' shares to rise or fall faster than would otherwise be the case. There may also be a risk of delay in the recovery of the underlying securities if the opposite party has financial difficulties. A Fund's obligations under all borrowings, including reverse repurchase agreements, will not exceed one-third of the Fund's net assets.


The use of reverse repurchase agreements is included in the Fund's borrowing policy and is subject to the limits of Section 18(f)(1) of the Investment Company Act of 1940, as amended. During the time a reverse repurchase agreement is outstanding, each Fund that has entered into such an agreement maintains a segregated account with its Custodian containing cash or other liquid securities having a value at least equal to the repurchase price under the reverse repurchase agreement.


Other Investment Techniques and Opportunities
The Funds may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing overall return, irrespective of how these actions may affect the weight of the particular securities in a Fund. It is not the policy of any of the Funds to select investments based primarily on the possibility of one or more of these investment techniques and opportunities being presented.



Investment Restrictions


Investment restrictions numbered 1 through 10 below have been adopted by the Company as fundamental policies of the Funds. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a fundamental policy may not be changed with respect to a Fund without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Each Fund will operate as a "diversified company" within the meaning of the 1940 Act, except the
Transamerica Premier Aggressive Growth Fund which will operate as a nondiversified fund. The Transamerica Premier Aggressive Growth Fund reserves the right to become a diversified company by limiting the investments in which more than 5% of its total assets are invested. Investment restrictions 11 through 15 may be changed by a vote of the Board of Directors of the Company (the "Board") at any time.

1.   Borrowing
Each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33.33% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever outstanding borrowings, not including reverse repurchase agreements, represent 5% or more of a Fund's total assets, the Fund will not make any additional investments.

2.   Lending

No Fund may lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending securities in an amount not to exceed 33.33% of the Fund's assets taken at market value, (c) entering into repurchase agreements (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and
(e) entering into variable rate demand notes.


3.   5% Fund Rule

Except for the Transamerica Premier Aggressive Growth Fund, no Fund may purchase securities (other than government securities) of any issuer if, as a result of the purchase, more than 5% of the Fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of each Fund, other than the Transamerica Premier Cash Reserve Fund, may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction. With respect to the Transamerica Premier Aggressive Growth Fund, no more than 25% of the Fund's total assets may be invested in the securities of a single issuer (other than cash items and government securities); and with respect to 50% of the Fund's total assets, no more than 5% may be invested in the securities of a single issuer (other than cash items and government securities). Transamerica Premier Cash Reserve Fund may invest more than 5% of the Fund's total assets, but not more than 25% of the Fund's total assets, in the securities of one issuer for a period not to exceed three business days.


4. 10% Issuer Rule

No Fund may purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to a Fund's investments in government securities and (b) up to 25% of the value of the assets of a Fund may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction. These limitations are subject to any further limitation under the 1940 Act.


5.   25% Industry Rule

No Fund may invest more than 25% of the value of its total assets in securities issued by companies engaged in any one industry, including non-domestic banks or any foreign government. This limitation does not apply to securities issued or guaranteed by the United States government, its agencies or instrumentalities. For the Transamerica Premier Cash Reserve Fund, investments in the following are not subject to the 25% limitation: repurchase agreements and securities loans collateralized by United States government securities, certificates of deposit, bankers' acceptances, and obligations (other than commercial paper) issued or guaranteed by United States banks and United States branches of foreign banks.


6.   Underwriting

No Fund may underwrite any issue of securities, except to the extent that the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.


7.   Real Estate

No Fund may purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that a Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer's obligations, in the event of a default by that issuer.


8.   Short Sales

No Fund may make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.


9.   Margin Purchases

No Fund may purchase securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by a Fund.


10.   Commodities

No Fund may invest in commodities, except that each Fund (other than the Transamerica Premier Cash Reserve Fund) may invest in futures contracts (including financial futures contracts or securities index futures contracts) and related options and other similar contracts as described in this Statement of Additional Information and in the Prospectus.


11.   Securities of Other Investment Companies
No Fund may purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act, if as a result of the purchase: (a) more than 10% of the value of the Fund's total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the Fund's total assets would be invested in the securities of any one investment company; or (c) the Fund would own more than 3% of the total outstanding voting securities of any investment company.

12.   Invest for Control

No Fund may invest in companies for the purposes of exercising control or management.


13.   3-Year Rule

No Fund may purchase securities (other than government securities) if, as a result of the purchase, the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years. This restriction will apply to the entity supplying the revenues from which the issue is to be paid.


14.   Warrants

The Transamerica Premier Cash Reserve Fund may not invest in any form of warrants.


15.   Restricted and Illiquid Securities
No Fund will invest more than 15% (10% for the Transamerica Premier Cash Reserve
Fund) of its net assets in illiquid investments, which includes most repurchase agreements maturing in more than seven days, currency and interest rate swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts, participation interests in loans, securities that are not readily marketable, and restricted securities, unless the Investment Adviser determines, based upon a continuing review of the trading markets and available reliable price information for the specific security, that such restricted securities are eligible to be deemed liquid under Rule 144A. For purposes of this restriction, illiquid securities are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. In no event will any Fund's investment in illiquid securities, in the aggregate, exceed 15% (10% for the Transamerica Premier Cash Reserve Fund) of its assets. If through a change in values, net assets, or other circumstances, any Fund were in a position where more than 15% of its assets were invested in illiquid securities, it would take appropriate steps to protect liquidity.


The Board has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. When no market, dealer, or matrix quotations are available for a security, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Board will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity, and availability of information. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, this investment practice could have the effect of decreasing the level of liquidity in a Fund.


The purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which such securities would trade if they were not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market prices is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions.



Management of the Company

The names of the directors and executive officers of the Company, their business addresses and their principal occupations during the past five years are listed below. Each of the officers listed below is an employee of an entity that provides services to the Funds. An asterisk (*) appears after the name of each director who is an "interested person" of the Company, as defined in the 1940 Act.


                                    Position
                                    Held with

Name, Address                       Transamerica              Principal Occupations
& Age                               Investors                 During Past 5 Year
--------------------------------------------------------------------------------
Nooruddin S. Veerjee*               Chief Executive           President, Transamerica Life
Transamerica Center                 Officer and               Insurance and Annuity Company
1150 S. Olive St.                   Chairman of               ("TALIAC"), and President,
Los Angeles, CA 90015                the Board                Asset Management Division,
Age 39                                                        Transamerica Occidental Life
                                                              Insurance Company ("TOLIC").

Gary U. Rolle'*                     Director                  Chairman and President,
Transamerica Center                                           Transamerica Income Shares Inc.;
1150 S. Olive St.                                             Executive Vice President & Chief
Los Angeles, CA 90015                                         Investment Officer, Transamerica
Age 56                                                        Investment Services ("TIS"); and

                                                              Chief   Investment
                                                              Officer, TOLIC and
                                                              TALIAC.


Sidney E. Harris                    Director                  Dean of College of Business
Georgia State University                                      Administration, Georgia
35 Broad Street, Suite 718                                    State University since 1997.
Atlanta, Georgia 30303                                        Formerly Dean of the Peter F.
Age 48                                                        Drucker Management Center,

                                                              Claremont Graduate School.


Charles C. Reed                     Director                  Vice Chairman of Aon Risk
Alexander & Alexander                                         Services Inc. of Southern
801 S. Figueroa St, Suite 700                                 California (business risk
Los Angeles, CA 90017                                         management and insurance
Age 64                                                        brokerage).


Carl R. Terzian                     Director                  Chairman of Carl Terzian
Carl Terzian Associates                                       Associates (public relations).
12400 Wilshire Blvd, Suite 200
Los Angeles, CA 90025

Age 62


Nicki Bair                          President                 Senior Vice President, TOLIC &
Transamerica Center                                           TALIAC since 1996. Formerly Vice
1150 S. Olive St.                                             President, TOLIC & TALIAC.

Los Angeles, CA 90015
Age 42

E. Joy Heckendorf          Senior Vice               Marketing Director, TALIAC since
Transamerica Center                 President                 1996. Formerly President, Dreyfus
1150 S. Olive St.                                             Service Corporation in 1996.
Los Angeles, CA 90015                                         Formerly Vice President Marketing,
Age 41                                                        Janus Capital Corporation.


The directors are responsible for major decisions relating to the Funds' objectives, policies and operations pursuant to the Funds' Bylaws, Articles of Incorporation, Maryland law and the 1940 Act. Day-to-day decisions by the officers of the Funds are reviewed by the directors on a quarterly basis. During the interim between quarterly Board meetings, the Executive Committee is empowered to act when necessary for the Board of Directors.
The Executive Committee members are Nooruddin S. Veerjee and Gary U. Rolle.'

No officer, director or employee of Transamerica Investment Services, Inc. or Transamerica Occidental Life Insurance Company or any of their affiliates receives any compensation from the Company for acting as a director or officer of the Company. Each director of the Company who is not an "interested person" of the Company receives an annual fee of $10,000, and $1,000 for each meeting of the Company's Board attended, and $500 for each Board committee meeting attended, and is reimbursed for expenses incurred in connection with such attendance.


Following is a table of the compensation expected to be paid to each director during the current fiscal year.


                                                              Estimated         Total
                                                              Annual            Compensation
                           Compensation     Pension           Benefits at       All Related
Name                       Paid             Benefits          Retirement        Funds
-------------------------------------------------------------------------------------
Sidney E. Harris           $15,000          $0                $0                $15,000
Charles C. Reed            $15,000          $0                $0                $15,000
Carl R. Terzian            $15,000          $0                $0                $15,000
Gary U. Rolle'             $0               $0                $0                $0
Nooruddin S. Veerjee       $0               $0                $0                $0


As of February 28, 1998 the officers and directors of Transamerica Investors, Inc. together owned 2.9% of the Premier Aggressive Growth Fund. The officers and directors of Transamerica Investors, Inc. together owned less than 1% of the shares of each of the following equity Funds: Premier Small Company Fund, Premier Equity Fund, Premier Value Fund, Premier Index Fund, and Premier Balanced Fund.

As of February 28, 1998 the following shareholders owned 25% or more of the indicated Funds:


                                            Transamerica               Percent

Shareholder                                 Premier Fund               Owned
ARC Reinsurance Corporation                 Aggressive Growth Fund     33%
1149 S. Hill St., H-344, Los Angeles, CA 90015
Transamerica Occidental Life
ARC Reinsurance Corporation                 Small Company Fund         39%
1149 S. Hill St., H-344, Los Angeles, CA 90015
Charles Schwab & Company, Inc.              Equity Fund                35%
101 Montgomery St., San Francisco, CA 94104
ARC Reinsurance Corporation                 Index Fund                 35%
1149 S. Hill St., H-344, Los Angeles, CA 90015
Transamerica Corporation                    Index Fund                 31%
600 Montgomery St., San Francisco, CA 94111-2702
Transamerica Real Estate Tax Service        Bond Fund                  81%
1150 S. Olive St., Suite T-2700, Los Angeles, CA 90015
Transamerica Corporation                    Balanced Fund              42%

600 Montgomery St., San Francisco, CA 94111-2702


In addition, as of February 28, 1998 the following shareholders owned 5% or more of the shares of the indicated equity Funds:

                                            Transamerica               Percent

Shareholder                                 Premier Fund               Owned
Charles Schwab & Company, Inc.              Aggressive Growth Fund     10%
101 Montgomery St., San Francisco, CA 94104
Donaldson Lufkin & Jenrette                 Aggressive Growth Fund       8%
1 Pershing Plaza, 7th Floor, Jersey City, NJ 07399
Transamerica Occidental Life Insurance Co.  Aggressive Growth Fund       7%
P.O. Box 512101, Los Angeles, CA 90051-0101
John A Kanellitsas & Randi S. Josel Aggressive Growth Fund      5%
1052 Oenoke Ridge Rd., New Canaan, CT 06840
Charles Schwab & Company, Inc.              Small Company Fund         19%
101 Montgomery St., San Francisco, CA 94104
Transamerica Occidental Life Insurance Co.  Small Company Fund           6%
P.O. Box 2101, Los Angeles, CA 90051-0101
National Financial Services                 Small Company Fund           6%
1 World Trade Ctr., 200 Liberty St., New York, NY 10048
Donaldson Lufkin & Jenrette                 Small Company Fund           5%
1 Pershing Plaza, 7th Floor, Jersey City, NJ 07399
Transamerica Corporation                    Equity Fund                10%
600 Montgomery St., San Francisco, CA 94111
Transamerica Occidental Life Insurance Co.  Equity Fund                10%
P.O. Box 512101, Los Angeles, CA 90051-0101
Transamerica Occidental Life Insurance Co.  Index Fund                 12%
P.O. Box 512101, Los Angeles, CA 90051-0101
Transamerica Occidental Life Insurance Co.  Balanced Fund              22%
P.O. Box 512101, Los Angeles, CA 90051-0101
Charles Schwab & Company, Inc.              Balanced Fund              12%
101 Montgomery St., San Francisco, CA 94104



Investment Advisory and Other Services

Investment Adviser and Administrator
Responsibility for the management and supervision of the Company and its Funds rests with the Board of Directors of Transamerica Investors, Inc. (the "Board"). The Investment Adviser and the Administrator are subject to the direction of the Board.


The Funds' Investment Adviser is Transamerica Investment Services, Inc. (the "Investment Adviser"), 1150 South Olive Street, Los Angeles, California 90015. The Investment Adviser will: (1) supervise and manage the investments of each Fund and direct the purchase and sale of its investment securities; and (2) see that investments follow the investment objectives and comply with government regulations. The Investment Adviser is also responsible for the selection of brokers and dealers to execute transactions for each Fund. Some of these brokers or dealers may be affiliated persons of the Company, the Investment Adviser, Administrator, or the Distributor. Since it is our policy to seek the best price and execution for each transaction, the Investment Adviser may give consideration to brokers and dealers who provide us with statistical information and other services in addition to transaction services.

For its services to the Funds, the Investment Adviser receives an Adviser Fee. This fee is based on an annual percentage of the average daily net assets of each Fund. It is accrued daily, and paid monthly. Certain fees were waived by the Investment Adviser. Following are the amounts of Adviser Fees earned, amounts waived and net amounts received for each Fund over the last three fiscal years.


--------------------------------------------------- ------------------- ------------------ -----------------

Transamerica Premier Fund                              Adviser Fee         Adviser Fee       Adviser Fee
    Fiscal Year                                           Earned             Waived          Net Received
Aggressive Growth Fund
    1995                                                           - -                - -               - -
    1996                                                           - -                - -               - -
    1997                                                       $42,912            $34,278            $8,634
Small Company Fund
    1995                                                           - -                - -               - -
    1996                                                           - -                - -               - -
    1997                                                       $38,671            $32,982            $5,689
Equity Fund
    1995                                                       $12,015            $12,015               - -
    1996                                                      $194,101           $134,162           $59,939
    1997                                                      $540,485            $28,198          $512,287
Index Fund
    1995                                                        $4,161             $4,161               - -
    1996                                                       $25,718            $25,718               - -
    1997                                                       $52,012           $244,224               - -
Bond Fund
    1995                                                       $15,656            $15,656               - -
    1996                                                       $72,032            $72,032               - -
    1997                                                       $79,524            $59,121           $20,403
Balanced Fund
    1995                                                       $17,091            $17,091               - -
    1996                                                      $106,251            $98,079            $8,172
    1997                                                      $159,452            $49,663          $109,789
Cash Reserve Fund
    1995                                                       $20,801            $20,801               - -
    1996                                                      $102,415           $102,415               - -
    1997                                                      $147,809           $308,778               - -

--------------------------------------------------- ------------------- ------------------ -----------------

The Adviser Fee for any Fund may be reduced in any year if the Fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified to offer for sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, but it generally excludes brokerage commissions, taxes, interest, and extraordinary expenses.

The Funds' Administrator is Transamerica Occidental Life Insurance Company (the "Administrator"), 1150 South Olive Street, Los Angeles, California 90015. The Administrator will: (1) provide the Funds with administrative and clerical services, including the maintenance of the Funds' books and records; (2) arrange periodic updating of the Funds' prospectus and any supplements; (3) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (4) provide the Funds with adequate office space and all necessary office equipment and services. The Administrator also provides services for the registration of Fund shares with those states and other jurisdictions where its shares are offered or sold.

Transamerica Occidental Life Insurance Company is a wholly-owned subsidiary of Transamerica Insurance Corporation of California. Both Transamerica Insurance Corporation of California and Transamerica Investment Services, Inc.
are wholly-owned subsidiaries of Transamerica Corporation, 600 Montgomery Street, San Francisco, California
94111, one of the nation's largest financial services companies.

Custodian and Transfer Agent
State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian to the Funds. Under its custodian contract with the Company, State Street is authorized to appoint one or more banking institutions as subcustodians of assets owned by each Fund. For its custody services, State Street receives monthly fees charged to the Funds based upon the month-end, aggregate net asset value of the Funds, plus certain charges for securities transactions. The assets of the Company are held under bank custodianship in accordance with the 1940 Act.

Under a Foreign  Subcustodian  Agreement with State Street,  State Street London
Limited  is   responsible   for  foreign  assets  and   transactions   with  the
transnational depositories of Euroclear and Cedel.

Under a Transfer Agency Agreement, State Street Bank is also responsible for processing redemption requests and crediting dividends to the accounts of shareholders of the Funds.

Distribution of Shares of the Funds
Transamerica Securities Sales Corporation ("TSSC") serves as the principal underwriter of shares of the Funds, which are continuously distributed. Transamerica Financial Resources, Inc. ("TFR") will also distribute shares of the Funds pursuant to a selling agreement with TSSC. Both TSSC and TFR are wholly-owned subsidiaries of Transamerica Insurance Corporation of California, which is a wholly-owned subsidiary of Transamerica Corporation. TSSC and TFR are registered with the Securities and Exchange Commission as broker/dealers, and are members of the National Association of Securities Dealers, Inc. TSSC may also enter into arrangements whereby Fund shares may be sold by other broker/dealers, which may or may not be affiliated with TFR or TSSC.

The Company has adopted a plan of distribution pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plan, each Fund makes payments monthly to TSSC based on an annual percentage of the average net value of the assets represented by each class of shares.


For the Investor Shares class, there is an annual 12b-1 distribution fee of .25% of the average daily net assets of the Investor shares of each Fund, except the Transamerica Premier Index and Cash Reserve Funds. The distribution fee for the Index and Cash Reserve Funds is .10%. This fee covers such expenses as preparation, printing and mailing of the Prospectus and Statement of Additional Information, as well as sales literature and other media advertising, and related expenses. It can also be used to compensate sales personnel involved with selling the Funds.

During 1997 TSSC received $323,977 in 12b-1 fees, of which approximately $48,597 was spent on telemarketing and prospectus distribution and approximately $275,380 was spent on advertising and sales promotion. There was no sales compensation paid in 1997.


There are no 12b-1 fees on the Institutional Shares.

From time to time, and for one or more Funds within each class of Shares, the Distributor may waive any or all of these fees at its discretion.


Purchases and Redemptions of Shares

Detailed information on how to purchase and redeem shares of a Fund is included in the Prospectus under "How to Buy Shares" and "How to Sell Shares."

The right of redemption of shares of a Fund may be suspended or the date of payment postponed (1) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings), (2) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of a Fund's investments or determination of its net asset value not reasonably practicable, or (3) for such other periods as the Securities and Exchange Commission by order may permit for the protection of the Fund's shareholders. A shareholder who pays for Fund shares by personal check will receive the proceeds of a redemption of those shares when the purchase check has been collected, which may take up to 10 days or more. Shareholders who anticipate the need for more immediate access to their investment should purchase shares with Federal funds or bank wire or by a certified or cashier's check.


Investor Share Redemptions in Excess of $250,000

If you request a redemption of up to $250,000, the amount will be paid in cash. If you redeem more than $250,000 from any one Investor Shares account in any one Fund in a 90-day period, the entire redemption will be paid in cash if you provide us with an unconditional instruction to redeem at least 30 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. The date must be a minimum of 30 days after receipt of the instruction by us. If you have authorized us to accept such instructions, your instruction may be by telephone or in writing without a signature guarantee. If you have not done so, the instruction must be in writing with all signatures guaranteed. Your shares will be redeemed at the price determined on the date you specify in your instruction and the proceeds will be sent by mail, wire or electronic funds transfer in accordance with the procedures specified in the Prospectus.

Receipt of your instruction to redeem 30 days prior to the transaction provides the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimizes the effect of the redemption on the Fund and its shareholders.

You may cancel your redemption instruction prior to the transaction date. However, if you do so, we may not accept an instruction from you to redeem in accordance with this alternative for a period of 90 days from the date of cancellation.

If you do not provide your instruction to redeem 30 days prior to the transaction, you have two alternatives:

(1)You may redeem up to $250,000 in cash the first day, and the remainder over the next 20 business days at the rate of not less than $50,000 or more than $500,000 per day (and such lesser amount on the last day to redeem all the shares remaining), but not more than $10 million total. The redemption each day will be at the price determined that day. For example, a request to redeem $525,000, or a number of shares worth $525,000, will be effective at $250,000 on the first day, and $50,000 per day for the next five business days, and $25,000 on the last day. A request to redeem $11 million would be effective at $250,000 the first day and $500,000 per day for the next 20 business days ($10.25 million total) and the remaining $750,000 to be redeemed by the delivery of securities.


Since the share price is determined not on the date the redemption request is received, but instead on succeeding business days when the redemption is effected, the number of shares redeemed will vary from day to day. The total you will receive over the entire period may be more or less than the amount that you would have received had the redemption been effected on the day your redemption request was received. In the first example above, falling per-share prices could cause the value of the shares on the last day to be less than $25,000, and the redemption on the last day would be only of the shares left in the account.


(2)In lieu of receiving cash as described earlier, you may elect to receive securities from the Fund. The securities delivered will be selected at the sole discretion of the Fund. They will be readily marketable with an active and substantial secondary market given the type of companies involved and the characteristics of the markets in which they trade, but will not necessarily be representative of the entire Fund, and will be securities that the Fund may regard as least desirable. You may incur brokerage costs in converting the securities to cash.

The method of valuing securities used to make the redemptions will be the same as the method of valuing securities described under "Determination of Net Asset Value," page 21, and such valuation will be made as of the same time the redemption price is determined.

These alternatives are designed to lessen the adverse effect of large redemptions on the Fund and its non-redeeming shareholders. For example, assume that a shareholder redeems $1 million on a given day and that the Fund pays him $250,000 in cash and is required to sell securities for $750,000 to raise the remainder of the cash to pay him. The securities valued at $750,000 on the day of the redemption may bring a lower price when sold thereafter, so that more securities may be sold to realize $750,000. In that case, the redeeming shareholder's proceeds would be fixed at $750,000 and the market risk would be imposed on the Fund and its remaining shareholders, who would suffer the loss. By delivering securities instead of cash or staggering the payment of cash, the market risk is imposed on the redeeming shareholder. If securities are delivered, the redeeming shareholder (and not the Fund) bears the brokerage cost of selling them.

This section does not apply to the Institutional Class of Shares.


Brokerage Allocation

Subject to the direction of the Board, the Investment Adviser has responsibility for making a Fund's investment decisions, for effecting the execution of trades for a Fund and for negotiating any brokerage commissions thereon. It is the Investment Adviser's policy to obtain the best price and execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade.

The Investment Adviser receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades in a Fund's securities and advice as to the valuation of securities. The Investment Adviser considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction.

Consistent with federal legislation, the Investment Adviser may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The Investment Adviser's judgment as to whether and how it will obtain the specific brokerage and research services will be based upon its analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect the Investment Adviser's opinion as to which services and which means of payment are in the long-term best interests of the Funds. The Investment Adviser will not effect any brokerage transactions in the Funds' securities with any affiliate of the Company, the Investment Adviser, or the Administrator except in accordance with applicable SEC rules.

Certain executive officers of the Investment Adviser also have supervisory responsibility with respect to the securities of the Investment Adviser's own accounts. In placing orders for the purchase and sale of debt securities for a Fund, the Investment Adviser will normally use its own facilities. A Fund and another fund or another advisory client of the Investment Adviser, or the Investment Adviser itself, may desire to buy or sell the same publicly traded security at or about the same time. In such a case, the purchases or sales will normally be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In determining the amounts to be purchased and sold, the main factors to be considered are the respective investment objectives of a Fund and the other funds, the relative size of holdings of the same or comparable securities, availability of cash for investment by a Fund and the other funds, and the size of their respective investment commitments.

During the year ending December 31, 1997, all transactions were allocated to brokers and dealers on the basis of the best execution and no commissions were paid based on research or other services provided.


Over the last three fiscal years the Funds have paid the following brokerage commissions:


------------------------------------------------ --------------- -------------- ---------------

Transamerica Premier Fund                             1997           1996            1995

------------------------------------------------ --------------- -------------- ---------------

Aggressive Growth Fund                                  $21,170            - -             - -
Small Company Fund                                      $48,326            - -             - -
Equity Fund                                            $127,954        $50,745         $44,132
Index Fund                                               $7,134         $9,599         $16,636
Bond Fund                                               $23,822         $2,828         $19,275
Balanced Fund                                           $20,909        $13,424         $48,901
                                         Total      $251,312.00     $78,592.00     $130,939.00

------------------------------------------------ --------------- -------------- ---------------


The Premier Aggressive Growth and Premier Small Company Funds were launched in July 1997. High fees in 1995 reflect the start up costs of these Funds. Increases in 1997 over 1996 for these Funds were due to a large increase in sales in 1997, particularly for the Premier Equity Fund.

On December 31, 1997, the Premier Equity Fund held stock in Charles Schwab Corporation with a value of $4,717,969 and stock in Merrill Lynch & Company Incorporated with a value of $2,917,500. The Premier Index Fund held stock in Charles Schwab Corporation with a value of $29,818, stock in Chase Manhattan Corporation with a value of $115,413, and stock in Merrill Lynch & Company Incorporated with a value of $60,830. The Premier Bond Fund held bonds issued by Morgan Stanley, Dean Witter, Discover and Co. with a value of $542,035. The Premier Balanced Fund held stock in Charles Schwab Corporation with a value of $943,594. In 1997, Charles Schwab & Co., Merrill Lynch, Pierce, Fenner, & Smith, Chase Securities, Morgan Stanley & Co., Inc. and J.P. Morgan were among these Funds' regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

Charles Schwab & Company is considered an affiliated broker, because the Chief Executive Officer of its parent corporation is on the board of directors of the parent corporation of the Investment Adviser and the Administrator of the Funds. The amount of commissions paid by all Funds to Charles Schwab & Company over the last three fiscal years was $0 in 1995, $0 in 1996 and $300 in 1997, totaling $300 over the three years. For 1997, the business done through Charles Schwab & Company represents 0.11% of the total commissions paid by the Funds to all brokers, and 0.14% of the aggregate dollar amount of transactions made by the Funds through all brokers.



Determination of Net Asset Value

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of each Fund, and each class of each Fund. In accordance with procedures adopted by the Board, the net asset value per share is calculated by determining the net worth of each Fund (assets, including securities at market value, minus liabilities) divided by the number of that Fund's outstanding shares. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time). Except for the Transamerica Premier Cash Reserve Fund, each Fund will compute its net asset value once daily at the close of such trading on each day that the New York Stock Exchange is open for business (as described in the Prospectus). The Transamerica Premier Cash Reserve Fund will determine its net asset value only on days that the Federal Reserve is open.

In the event that the New York Stock Exchange, the Federal Reserve, or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Board will reconsider the time at which net asset value is computed. In addition, the Funds may compute their net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

Assets of the Funds (other than the Transamerica Premier Cash Reserve Fund) are valued as follows: (a) equity securities and other similar investments ("Equities") listed on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last sale price on that exchange or NASDAQ on the valuation day; if no sale occurs, Equities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices. Equities traded on a foreign exchange will be valued at the official bid price; (b) over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices; (c) debt securities purchased with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the Investment Adviser and approved by the Board; (d) options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded; (e) over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies; (f) forward foreign currency exchange contracts are valued based upon quotations supplied by dealers in such contracts; (g) all other securities and other assets, including those for which a pricing service supplies no quotations or quotations are not deemed by the Investment Adviser to be representative of market values, but excluding debt securities with remaining maturities of 60 days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board; and (h) debt securities with a remaining maturity of 60 days or less will be valued at their amortized cost, which approximates market value.

Equities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on each business day at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Time) Reuters spot rate. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board.

All of the assets of the Transamerica Premier Cash Reserve Fund are valued on the basis of amortized cost in an effort to maintain a constant net asset value of per share $1.00. The Board has determined that to be in the best interests of the Transamerica Premier Cash Reserve Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund which uses available market quotations to value all of its securities. The Board has established procedures reasonably designed, taking into account current market conditions and the Transamerica Premier Cash Reserve Fund's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity;
(2) shortening the average maturity of the fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Transamerica Premier Cash Reserve Fund's net asset value might still decline.

Performance Information

Performance information for the Funds including the yield and effective yield of the Transamerica Premier Cash Reserve Fund, the yield of the remaining Funds, and the total return of all Funds, may appear in reports or promotional literature to current or prospective shareholders.

Money Market Fund Yields
Current yield for the Transamerica Premier Cash Reserve Fund will be computed by determining the net change, exclusive of capital changes at the beginning of a seven-day period in the value of a hypothetical investment, subtracting any deductions from shareholder accounts, and dividing the difference by the value of the hypothetical investment at the beginning of the base period to obtain the base period return. This base period return is then multiplied by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1)365/7] - 1

30-Day Yield for Non-Money Market Funds
Quotations of yield for the remaining Funds will be based on all investment income per share earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of a share on the last day of the period, according to the following formula:

Yield = 2[({[a-b]/cd} + 1)6 - 1] Where:
a = dividends and interest earned during the period b = the expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum offering price per share on the last day of the period

Average Annual Total Return for Non-Money Market Funds
Quotations of average annual total return for any Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over a period of one, five and ten years (or, if less, up to the life of the Fund), calculated pursuant to the formula:

P(1 + T)n = ERV Where:
P = a hypothetical initial payment of $1,000 T = an average annual total return n = the number years
ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, 10 year period (or fractional portion thereof)

Any performance data quoted for a Fund will represent historical performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Published Performance
From time to time the Company may publish, or provide telephonically, an indication of the Funds' past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, IBC's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Company may also advertise information which has been provided to the NASD for publication in regional and local newspapers.

In addition, the Company may from time to time advertise its performance relative to certain indexes and benchmark investments, including:
      the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual
     Fund Indexes (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance);
      the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry);
      the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services);
      Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation);
      the Hambrecht & Quist Growth Stock Index;
      the NASDAQ OTC Composite Prime Return;
      the Russell Midcap Index;
      the Russell 2000 Index;
      the ValueLine Composite;
      the Wilshire 5000 Index;
      the Salomon Brothers World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years);
      the Shearson Lehman Brothers Aggregate Bond Index or its component indexes (the Aggregate Bond Index measures the performance of Treasury, U.S. government agencies, mortgage and Yankee bonds);
      the S&P Bond indexes (which measure yield and price of corporate, municipal and U.S. government bonds);
      the J.P. Morgan Global Government Bond Index;
      IBC's Money Market Fund Report (which provides industry averages of 7-day annualized and compounded yields of taxable, tax-free and U.S. government money market funds);
      historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including
     EAFE), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data;
      the FT-Actuaries Europe and Pacific Index;
      mutual fund performance indexes published by Morningstar, Inc., Variable Annuity Research & Data Service, the Investment Company Institute, the Investment Company Data, Inc., Media General Financial, and Value Line Mutual Fund Survey; and
      financial industry analytical surveys, such as Piper Universe.

The composition of the investments in such indexes and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund. These indexes and averages are generally unmanaged and the items included in the calculations of such indexes and averages may be different from those of the equations used by the Company to calculate a Fund's performance figures.

The Funds may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return. For example, unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

The Company may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Investment Adviser's views as to markets, the rationale for a Fund's investments, and discussions of the Fund's current asset allocation.

From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in a particular Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

Such performance data will be based on historical results and will not be intended to indicate future performance. The total return or yield of a Fund will vary based on market conditions, expenses, investments, and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Company may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.


Taxes


Each Fund intends to qualify and to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). The distribution requirement, in order to qualify for that treatment, is that each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income, consisting generally of net investment income, net short-term capital gains, and net gains from certain foreign currency transactions. The Company must also meet the following additional requirements: (1) The Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) At the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and
(3) At the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.


Each Fund will be subject to a nondeductible 4% excise tax on amounts not distributed to shareholders on a timely basis. The Fund intends to make sufficient distributions to avoid this 4% excise tax.


Dividends and interest received by each Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.


Certain of the Funds may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) At least 75% of its gross income is passive; or (2) An average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund would be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income would be included in the Fund's investment company taxable income, and accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, that Fund will be required to include income each year to its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss), even if they are not distributed to the Fund; those amounts would be subject to the Distribution Requirement. The ability of a Fund to make this election may be limited.


The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by a Fund. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.


The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of the Funds' activities. Potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any applicable state, local, or foreign taxes.


Other Information

Legal Matters
An opinion of counsel as to the legality of the shares of the Funds has been given by Reid A. Evers.

Independent Auditors
Ernst & Young LLP, 515 S. Flower Street, Los Angeles, California 90071, performs audits of the Funds' financial statements.

Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Company and the shares of the Funds discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this Statement of Additional Information. Statements contained herein concerning the contents of certain other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.


Financial Statements

The audited Annual Report for the fiscal year ended December 31, 1997 is a separate report supplied with this Statement of Additional Information and is incorporated herein by reference.








Appendix A

Description of Corporate Bond Ratings

Moody's Investors Service, Inc. and Standard and Poor's Corporation are two
 prominent independent rating agencies
that rate the quality of bonds. Following are expanded explanations of the ratings shown in the Prospectus.

Moody's Investors Service, Inc.
Aaa: Bonds with this rating are judged to be of the best quality. They carry the smallest degree of investment
risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure.

Aa: Bonds with this rating are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude.

A: Bonds with this rating possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds with this rating are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds with this rating are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B:  Bonds  with  this  rating  generally  lack   characteristics   of  desirable
investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds with this rating are of poor standing. Such issues may be in default or there may be present elements
of danger with respect to principal or interest.


Ca: Bonds with this rating represent obligations which are speculative to a high degree. Such issues are often in
default or have other marked shortcomings.


C: Bonds with this rating are the lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Generally, investment-grade debt securities are those rated Baa3 or better by Moody's.



Standard & Poor's Corporation
AAA: This rating is the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is very strong.

AA: This rating indicates a very strong capacity to pay interest and repay principal and differs from the higher rated issues only by a small degree.

A: This rating indicates a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: This rating indicates an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC: These ratings indicate, on balance, a predominantly speculative capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: This rating indicates debt in default, and payment of interest and/or repayment of principal are in arrears.

The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories, for example A or B+.

Generally, investment-grade debt securities are those rated BBB or better by Standard & Poor's.

Appendix B

Description of Fixed-Income Instruments

U.S. Government Obligations
Securities issued or guaranteed as to principal and interest by the United States government include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills have a maturity of one year or less; Treasury Notes have maturities of one to ten years; and Treasury Bonds can be issued with any maturity period but generally have a maturity of greater than ten years. Agencies of the United States government which issue or guarantee obligations include, among others, the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States government include securities issued or guaranteed by, among others, banks of the Farm Credit System, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Intermediate Credit Banks, Federal Land Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

Certificates of Deposit
Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks, savings and loan associations or savings banks against funds deposited in the issuing institution.

Time Deposits
Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received. Certain time deposits may be considered illiquid.

Bankers' Acceptance

A bankers' acceptance is a draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.


Commercial Paper
Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 270 days.

Variable Rate, Floating Rate, or Variable Amount Securities
Variable rate, floating rate, or variable amount securities are short-term unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a scheduled basis.

Corporate Debt Securities
Corporate debt securities are debt issued by a corporation that pays interest and principal to the holders at specified times.

Asset-Backed Securities
Asset-backed securities are securities which represent an undivided fractional interest in a trust whose assets generally consist of mortgages, motor vehicle retail installment sales contracts, or other consumer-based loans.

Participation Interests in Loans
A participation interest in a loan entitles the purchaser to receive a portion of principal and interest payments due on a commercial loan extended by a bank to a specified company. The purchaser of such an interest has no recourse against the bank if payments of principal and interest are not made by the borrower and generally relies on the bank to administer and enforce the loan's terms.

International Organization Obligations
International organization obligations include obligations of those organizations designated or supported by U.S. or foreign government agencies to promote economic reconstruction and development, international banking, and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank, and the InterAmerican Development Bank.

Custody Receipts
A Fund may acquire custody receipts in connection with securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities. Such custody receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities. These custody receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). For certain securities law purposes, custody receipts are not considered U.S.
government securities.

Pass-Through Securities
The Funds may invest in mortgage pass-through securities such as Government National Mortgage Association ("GNMA") certificates or Federal National Mortgage Association ("FNMA") and other mortgage-backed obligations, or modified pass-through securities such as collateralized mortgage obligations issued by various financial institutions. In connection with these investments, early repayment of investment principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose the Fund to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool of pass-through securities. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Fund, the maturity of each of these securities will be the average life of such securities based on the most recent or estimated annual prepayment rate.



TPF 066-398

PART C

Other Information

Item 24. Financial Statements and Exhibits

  (a)             Financial Statements


   All required financial statements are incorporated by reference to the N-30D filing on behalf of Transamerica Investors, Inc. (File No. 33-90888) March 6, 1998.


  (b)             Exhibits


         (1)      Form of Articles Supplementary of
                    Transamerica Investors, Inc.1/5/6/12/


         (2)      Amended Bylaws of Transamerica Investors, Inc.2/5/

         (3)      Not Applicable.

         (4)      Not Applicable.

         (5) Form of Investment Advisory and Administrative Services Agreement between Transamerica
                  Investors, Inc. and Transamerica Investment Services, Inc.2/5/

         (6)      (a)   Form of Distribution Agreement between Transamerica
                         Investors, Inc. and
                        Transamerica Securities Sales Corporation ("TSSC").2/

                  (b)   Form of Selling Agreement between TSSC and Transamerica
                         Financial Resources, Inc.2/

                  (c) Form of Operating Agreement between Transamerica Investors, Inc. and Charles Schwab & Co.2/

         (7)      Not Applicable.

         (8)     (a)Form of Custodian Agreement between Transamerica Investors,
                     Inc. and State Street Bank and Trust Company.2/
                                                   -

                  (b)Form of Sub-Custodian Agreement between State Street Bank and Trust Company and State Street London Limited.2/

         (9)      Transfer Agency Agreement between Transamerica Investors, Inc.
                     and Boston Financial Data Services.2/

       (10)       Opinion and Consent of Counsel 6/


         (11)     Auditors Consent 11/12/


         (12) No Financial Statements are omitted from Item 23.

         (13)     Subscription agreement.2/

         (14)     Form of Disclosure Statement and Custodial Account Agreement
                    for Transamerica Investors IRA.2/

         (15)(i)     Form of Plan of Distribution Pursuant to Rule 12b-1.2/

                  (a)  Investor Shares.
                       (1) Transamerica Premier Equity Fund (2) Transamerica Premier Index Fund (3) Transamerica Premier Bond Fund (4) Transamerica Premier Balanced Fund (5) Transamerica
                       Premier Short-Term Government Fund (6) Transamerica Premier Cash Reserve Fund

                  (b)  Adviser Shares.
                       (1) Transamerica Premier Equity Fund (2) Transamerica Premier Index Fund (3) Transamerica Premier Bond Fund (4) Transamerica Premier Balanced Fund (5) Transamerica
                       Premier Short-Term Government Fund (6) Transamerica Premier Cash Reserve Fund

         (15)(ii)  Premier Aggressive Growth Fund 5/
                  Premier Small Company Fund 5/
         (15)(iii)  Premier High Yield Bond Fund (11)

         (16)     Not Applicable.

         (17)     Not Applicable.

         (18)     Form of Multi-Class Plan Pursuant to Rule 18f-3.2/

         (19)     Powers of Attorney.2/5/


         (27)     Financial Data Schedule 6/12/


1/ Filed with initial registration statement on April 3, 1995.

2/       Filed with Pre-Effective Amendment No. 1 to this registration statement on August 29, 1995.

3/ Filed with Pre-Effective Amendment No. 2 to this registration statement on September 18, 1995.

4/ Filed with Post-Effective Amendment No. 1 to this registration statement on April 2, 1996.

5/ Filed with Post-Effective Amendment No. 2 to this registration statement on April 11, 997.

6/ Filed with Post-Effective Amendment No. 3 to this registration statement on April 28, 1997.

7/ Filed with Post-Effective Amendment No. 4 to this registration statement on June 26, 1997.

8/ Filed with Post-Effective Amendment No. 5 to this registration statement on July 1, 1997.

9/ Filed with Post-Effective Amendment No. 6 to this registration statement on December 31, 1997.

10/ Filed with Post-Effective Amendment No. 7 to this registration statement on January 14, 1998.


11/      File with Post-Effective Amendment No. 8 to this registration statement on February 3, 1998.
12/      Filed herewith.



Item 25. Person Controlled by or Under Common Control With the Registrant.

         The Registrant, Transamerica Investors, Inc., is controlled by Transamerica Occidental Life Insurance Company ("Transamerica Occidental"), a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which, in turn is a wholly-owned subsidiary of Transamerica Corporation.

         The following chart indicates the persons controlled by or under common control with Transamerica Corporation:

                    TRANSAMERICA CORPORATION AND SUBSIDIARIES

                     WITH STATE OR COUNTRY OF INCORPORATION


Transamerica Corporation
 ARC Reinsurance Corporation - Hawaii
      Inter-America Corporation - California
      Mortgage Corporation of America - California
      Pyramid Insurance Company, Ltd. - Hawaii
         Pacific Cable Ltd. - Bermuda
            TC Cable, Inc. - Delaware
      River Thames Insurance Company Limited - England
      RTI Holdings, Inc. - Delaware
      Transamerica Airlines, Inc. - Delaware
      Transamerica Asset Management Group, Inc. - Delaware
         Criterion Investment Management Company - Texas
      Transamerica CBO I, Inc. - Delaware
      Transamerica Corporation (Oregon) - Oregon
      Transamerica Delaware, L.P. - Delaware
      Transamerica Finance Group, Inc. - Delaware
         BWAC Twelve, Inc. - Delaware
            Transamerica Insurance Finance Corporation - Maryland
               Transamerica Insurance Finance Company (Europe) - Maryland
            Transamerica Insurance Finance Corporation, California - California
               Transamerica Insurance Finance Corporation, Canada - Ontario Transamerica Finance Corporation - Delaware
            TA Leasing Holding Co., Inc. - Delaware
               Trans Ocean Ltd. - Delaware
                  Trans Ocean Container Corp. - Delaware
                     Cool Solutions, Inc. - Delaware
                     TOD Liquidating Corp. - California
                     TOL S.R.L. - Italy
                     Trans Ocean Leasing Deutschland GMBH - Germany
                     Trans Ocean Leasing PTY Limited - Australia
                     Trans Ocean Management Corporation -
                     Trans Ocean Regional Corporate Holdings - California
                     Trans Ocean SARL - France
                     Trans Ocean Tank Services Corporation - Delaware
                  Trans Ocean Container Finance Corp. - Delaware
               Transamerica Leasing Inc. - Delaware
                  Better Asset Management Company LLC - Delaware
                  Greybox L.L.C. - Delaware
                  Transamerica Leasing Holdings Inc. - Delaware
                     Greybox Services Limited - United Kingdom
                     Intermodal Equipment, Inc. - Delaware
                        Transamerica Leasing N.V. - Belgium
                        Transamerica Leasing SRL - Italy
                     Transamerica Distribution Services Inc. - Delaware Transamerica Leasing Coordination Center - Belgium Transamerica Leasing do Brasil Ltda. - Brazil
                     Transamerica Leasing GmbH - West Germany
                     Transamerica Leasing Limited - United Kingdom
                        ICS Terminals (UK) Limited - United Kingdom
                     Transamerica Leasing Pty. Ltd. - Australia
                     Transamerica Leasing (Canada) Inc. - Canada
                     Transamerica Leasing (HK) Ltd. - Hong Kong
                     Transamerica Leasing (Proprietary) Limited - South Africa
                   Transamerica Tank Container Leasing Pty. Limited - Australia
                     Transamerica Trailer Holdings I Inc. - Delaware Transamerica Trailer Holdings II Inc. - Delaware Transamerica Trailer Holdings III Inc. - Delaware Transamerica Trailer Leasing AB - Sweden
                     Transamerica Trailer Leasing A/S - Denmark.
                     Transamerica Trailer Leasing GmbH - Germany
                     Transamerica Trailer Leasing S.A. - Fra.
                     Transamerica Trailer Leasing S.p.A. - Italy
                     Transamerica Trailer Leasing (Belgium) N.V. - Belg. Transamerica Trailer Leasing (Netherlands) B.V. - Neth. Transamerica Trailer Spain S.A. - Spn.
                     Transamerica Transport Inc. - NJ
            TELColorado Holding Co., Inc. - Delaware
            Transamerica Commercial Finance Corporation, I - Delaware
               BWAC Credit Corporation - Delaware
               BWAC International Corporation - Delaware
               Transamerica Business Credit Corporation - Delaware
                  The Plain Company - Delaware
               Transamerica Global Distribution Finance Corporation - Delaware Transamerica Inventory Finance Corporation - Delaware
                  BWAC Seventeen, Inc. - Delaware
                     Transamerica Commercial Finance Canada, Limited - Ontario
                    Transamerica Commercial Finance Corporation, Canada - Canada
                        TCF Commercial Leasing Corporation, Canada - Ontario
                  BWAC Twenty-One, Inc. - Delaware
                     Transamerica Commercial Holdings Limited - United Kingdom
                        Transamerica Commercial Finance Limited - United Kingdom Transamerica Trailer Leasing Limited - United Kingdom
                  Transamerica Commercial Finance Corporation - Delaware
                     TCF Asset Management Corporation - Colorado
                     Transamerica Joint Ventures, Inc. - Delaware
                  Transamerica Commercial Finance France S.A. - France Transamerica GmbH Inc. - Delaware
                     Transamerica Financieringsmaatschappij B.V. - Netherlands Transamerica GmbH - Germany - Germany
            Transamerica Finance Loan Company - Delaware
            Transamerica Financial Services Holding Company - Delaware
               Arcadia General Insurance Company - Arizona
               Arcadia National Life Insurance Company - Arizona
               First Credit Corporation - Delaware
               Pacific Agency, Inc. - Indiana
               Pacific Agency, Inc. - Nevada
               Pacific Finance Loans - California
               Pacific Service Escrow Inc. - Delaware
               Transamerica Acceptance Corporation - Delaware
                  Transamerica Financial Services Limited, United Kingdom -
                     United Kingdom
               Transamerica Credit Corporation - Nevada
               Transamerica Credit Corporation (Washington) - Washington Transamerica Financial Consumer Discount Company (Pennsylvania) -
Pennsylvania
               Transamerica Financial Corporation - Nevada
                  Transamerica Financial Services Mortgage Company - Delaware
               Transamerica Financial Professional Services, Inc. - California Transamerica Financial Services - California
                  NAB Services, Inc. - California
               Transamerica Financial Services Company - Ohio
               Transamerica Financial Services Inc. - Hawaii
               Transamerica Financial Services Inc. - Minnesota
               Transamerica Financial Services of Dover, Inc. - Delaware Transamerica Financial Services, Inc. - Alabama
               Transamerica Financial Services, Inc. - British Columbia Transamerica Financial Services, Inc. - New Jersey
               Transamerica Financial Services, Inc. - Texas
               Transamerica Financial Services, Inc. - West Virginia Transamerica Insurance Administrators, Inc. - Delaware Transamerica Mortgage Company - Delaware
         Transamerica Financial Services Finance Co. - Delaware
         Transamerica HomeFirst, Inc. - California
      Transamerica Foundation - California
      Transamerica Information Management Services, Inc. - Delaware
      Transamerica Insurance Corporation of California - California
         Arbor Life Insurance Company - Arizona
         Plaza Insurance Sales, Inc. - California
         Transamerica Advisors, Inc. - California
         Transamerica Annuity Service Corporation - New Mexico
         Transamerica Financial Resources, Inc. - Delaware
            Financial Resources Insurance Agency of Texas - Texas
            TBK Insurance Agency of Ohio, Inc. - Ohio
            Transamerica Financial Resources Insurance Agency of Alabama Inc.
      - Alabama
            Transamerica Financial Resources Insurance Agency of Massachusetts Inc. -Massachusetts
         Transamerica International Insurance Services, Inc. - Delaware
            Home Loans and Finance Ltd. - United Kingdom
         Transamerica  Occidental Life Insurance  Company - California  Bulkrich
            Trading Limited - Hong Kong First Transamerica Life Insurance Company - New York NEF Investment Company - California Transamerica Life Insurance and Annuity Company - North Carolina
               Transamerica Assurance Company - Colorado
            Transamerica Life Insurance Company of Canada - Canada
            Transamerica Variable Insurance Fund, Inc. - Maryland
            USA Administration Services, Inc. - Kansas
         Transamerica Products, Inc. - California
            Transamerica Leasing Ventures, Inc. - California
            Transamerica Products II, Inc. - California



Item 26. Numbers of Holders of Securities.



Item 27.  Indemnification

         Transamerica Investors' Bylaws provide in Article VII as follows:

         Section 1.  OFFICERS,  DIRECTORS,  EMPLOYEES,  AGENTS AND  OTHERS.  The
Corporation shall indemnify its Officers, Directors, employees and agents and any person who serves at the request of the Corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise as follows:

         (a) Every person who is or has been a Director, Officer, employee or agent of the Corporation and persons who serve at the Corporation's request as Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall be indemnified by the Corporation to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Director, Officer, employee or agent of the Corporation or of another employee or agent of the Corporation or of another corporation, partnership, joint venture, trust or other enterprise at the request of the Corporation and against amounts paid or incurred by him or her in the settlement thereof.

         (b) The words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, legislative, investigative or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (c) No indemnification shall be provided hereunder to a Director, Officer, employee or agent against any liability to the Corporation or its shareholders by reason of willful misfeasance, active and deliberate dishonesty, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         (d) The rights of indemnification herein provided may be insured against by policies maintained by the Corporation, shall be severable, shall not affect any other rights to which any Director, Officer, employee or agent may now or hereafter be entitled, shall continue as to a person who has ceased to be such Director, Officer, employee or agent and shall insure to the benefit of the heirs, executors and administrators of such a person.

         (e) In the absence of a final decision on the merits by a court or other body before which such proceeding was brought, an indemnification payment will not be made, except as provided in paragraph (f) of this
         Section 1, unless in the absence of such a decision, a reasonable determination based upon a factual review has been made: (1) by a majority vote of a quorum of non-party Directors who are not "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940; (2) by independent legal counsel approved by the Board of Directors in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence or reckless disregard of duties; or (3) by the shareholders.

         (f) The Corporation  further  undertakes  that  advancement of expenses incurred in the defense of a proceeding by an Officer, Director, or controlling person of the Corporation in advance of the final disposition of the proceeding (upon receipt by the Corporation of: (a) a written affirmation by the Officer, Director, or controlling person of the Corporation of that person's good faith belief that the standard of conduct necessary for indemnification by the Corporation as authorized in the Maryland General Corporation Law has been met; and
         (b) a written undertaking by or on behalf of such person to repay the amount if it shall ultimately be determined that the standard of conduct as stated above has not been met) will not be made absent the fulfillment of at least one of the following conditions: (1) the Corporation is insured against losses arising by reason of any lawful advances; or (2) a majority of a quorum of disinterested, non-party Directors or independent legal counsel in a written opinion makes a factual determination that there is a reason to believe the indemnitee will be entitled to indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling person of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by the director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

         The directors and officers of Transamerica Investors, Inc. are covered under a Directors and Officers liability program which includes direct coverage to directors and officers and corporate reimbursement to reimburse the Company for indemnification of its directors and officers. Such directors and officers are indemnified for loss arising from any covered claim by reason of any Wrongful Act in their capacities as directors or officers. In general, the term "loss" means any amount which the insureds are legally obligated to pay for a claim for Wrongful Acts. In general, the term "Wrongful Acts" means any breach of duty, neglect, error, misstatement, misleading statement or omission caused, committed or attempted by a director or officer while acting individually or collectively in their capacity as such, claimed against them solely by reason of their being directors and officers. The limit of liability under the program is $5,000,000 for the period from the date of effectiveness of this registration statement to 2/1/96. The primary policy under the program is with ICI Mutual Insurance Company.


Item 28.  Business and Other Connections of the Investment Adviser:

Transamerica Investment Services, Inc. (the "Adviser") is a registered investment adviser. The Adviser is a direct wholly-owned subsidiary of Transamerica Corporation.

Information as to the officers and directors of the Adviser is included in its Form ADV last filed in March 1995 with the Securities and Exchange Commission (registration number 801-7740) and is incorporated herein by reference.


Item 29.  Principal Underwriter

         (a) Transamerica Securities Sales Corporation ("TSSC") serves as the principal underwriter of shares of the Funds.

         (b) TSSC is the principal underwriter for the Registrant. Transamerica Financial Resources, Inc. ("TFR") will also distribute shares of the funds. Set forth below is a list of the directors and officers of TSSC and TFR and their positions with the Registrant.


NAME AND PRINCIPAL                 POSITIONS AND OFFICE         POSITIONS
BUSINESS ADDRESS*                  WITH TSSC                    WITH REGISTRANT

Barbara A. Kelley                 President and Director              None
Regina M. Fink                  Secretary and Director                None
Benjamin Tang                          Treasurer                       None
Nooruddin Veerjee                   Director                     Director & CEO
Dan S. Trivers                      Senior Vice President               None
Nicki Bair                          Vice President           President, CA & CFO
Christopher W. Shaw           Second Vice President     Assistant Vice President

* The principal business address for each officer and director is 1150 South Olive, Los Angeles, CA 90015.



NAME AND PRINCIPAL              POSITIONS AND OFFICES        POSITIONS
BUSINESS ADDRESS*                  WITH TFR                      WITH
REGISTRANT

Barbara A. Kelley                  President and Director              None
Regina M. Fink                     Secretary and Counsel               None
Monica Suryapranata                 Treasurer                          None
Gilbert Cronin                      Director                            None
James W. Dederer                   Director                             None
John Leon                          Second Vice-President               None
Dan Trivers                        Second Vice President,              None
                                        Director of Administration
                                    and Chief Compliance  Officer
Ronald F. Wagley                   Director                              None
Kerry Rider                        Compliance  Manager                 None
                    Second Vice President and Director of Compliance

* The principal business address for each officer and director is 1150 South Olive, Los Angeles, CA 90015.


Item 30. Location and Accounts and Records

         All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the offices of:

 Registrant, located at 1150 South Olive, Los Angeles, California 90015-2211; State Street Bank and Trust Company, Registrant's custodian, located at 225 Franklin Street, Boston, Massachusetts 02110; and Boston Financial Data Services, Inc., a subsidiary of State Street, located at 2 Heritage Drive, Quincy, Massachusetts 02171.


Item 31. Management Services

         All management contracts are discussed in Parts A or B.

Items 32. Undertakings

  (a)    Not Applicable.

  (b) Registrant undertakes that it will file a post-effective amendment, using financial statements of a reasonably current date which need not be certified, within four to six months from the commencement of operations of the Funds.

  (c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its most recent annual report to shareholders, upon request and without charge.

  (d) Registrant hereby undertakes to call for a meeting of shareholders for the purpose of voting upon the question of removal of one or more of the directors if requested to do so by the holders of at least 10% of a Fund's outstanding shares, and to assist in communication with other shareholders as required by
Section 16(c).

                                   SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, Transamerica Investors, Inc. certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness if this Registration Statement and has caused this Registration Statement to be signed on its behalf in the City of Los Angeles and State of California on the 24th day of March, 1998.


                          TRANSAMERICA INVESTORS, INC.


                         By: /s/Nicki Bair
                                President


     As required by the Securities Act of 1933, this Post-Effective Amendment No. 9 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.



Signatures                          Titles                             Date


______________________*     Director and Chief                March 24, 1998
Nooruddin Veerjee                      Executive Officer

______________________*     President                         March 24, 1998
Nicki Bair
______________________*      Treasurer and                    March 24, 1998
Susan Hughes                   Chief Accounting Officer

______________________*     Director                          March 24, 1998
Sidney E. Harris
______________________*     Director                          March 24, 1998
Charles C. Reed
_____________________ *     Director                          March 24, 1998
Gary U. Rolle
______________________ *    Director                          March 24, 1998
Carl R. Terzian

By:/s/  Nicki Bair                 On March 24, 1998 as
        Attorney-in-Fact pursuant to
         Nicki Bair                 powers of attorney filed herewith.

                                   Exhibit 12

 CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" and "Other Information" in Post-Effective Amendment No. 9 under the Securities Act of 1933 and Post-Effective Amendment No. 11 under the Investment Company Act of 1940 to the Registration Statement (For N-1A No. 33-90888) and related Prospectus and Statement of Additional Information of Transamerica Investors, Inc., and to the incorporation by reference therein of our report dated January 30, 1998, with respect to the financial statements and financial highlights of Transamerica Investors, Inc. included in its Annual Report for the year ended December 31, 1997 filed with the Securities and Exchange Commission.



/s/ ERNST & YOUNG LLP
Los Angeles, California
March 20, 1998